Exhibit 10.140

Recording requested by:

And when recorded mail to:

Otten, Johnson, Robinson,

Neff & Ragonetti, P.C.

950 Seventeenth Street

Suite 1600

Denver, Colorado 80202

Attention: Kristin K. McCandless, Esq.

DEED TO SECURE DEBT, SECURITY AGREEMENT AND ASSIGNMENT OF

LEASES AND RENTS

THIS DEED TO SECURE DEBT, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS (this “Deed to Secure Debt”) is given as of August 1, 2007, by KBS ROYAL RIDGE, LLC, a Delaware limited liability company (“Grantor”), in favor of, and for the use and benefit of AIG ANNUITY INSURANCE COMPANY, a Texas corporation, whose legal address is c/o AIG Global Investment Corp., 1 SunAmerica Center, 38th Floor, Century City, Los Angeles, California 90067-6022 (“Grantee”).

ARTICLE 1

PARTIES, PROPERTY, AND DEFINITIONS

The following terms and references shall have the meanings indicated:

1.1 Chattels: All goods, fixtures, inventory, equipment, building and other materials, supplies, and other tangible personal property of every nature, whether now owned or hereafter acquired by Grantor, used, intended for use, or reasonably required in the construction, development, or operation of the Property, together with all accessions thereto, replacements and substitutions therefor, and proceeds thereof.

1.2 Default: Any matter which, with the giving of notice, passage of time, or both, would constitute an Event of Default.

1.3 Environmental Assessment: The Phase I Environmental Site Assessment dated June 13, 2007 prepared by Environ International Corporation for the benefit of Grantee.

1.4 Environmental Claims: Any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Law (hereafter “Claims”) or any permit issued under any such Environmental Law, including without limitation (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Substances or arising from alleged injury or threat of injury to health, safety or the environment.

1.5 Environmental Law: Any federal, state or local law, whether common law, court or administrative decision, statute, rule, regulation, ordinance, court order or decree, or administrative order or any administrative policy or guidelines concerning action levels of a governmental authority (federal, state or local) now or hereafter in effect relating to the environment, public health, occupational safety, industrial hygiene, any Hazardous Substance (including, without limitation, the disposal, generation, manufacture, presence, processing, production, Release, storage, transportation, treatment or use thereof), or the environmental conditions on, under or about the Property, as amended and as in effect from time to time (including, without limitation, the following statutes and all regulations thereunder as amended and in effect from time to time: the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. §§ 9601, et seq.; the Superfund Amendments and Reauthorization Act of 1986, Title III, 42 U.S.C. §§ 11001, et seq.; the Clean Air Act, 42 U.S.C. §§ 7401, et seq.; the Safe Drinking Water Act, 42 U.S.C. §§ 300(f), et seq.; the Solid Waste Disposal Act, 42 U.S.C. §§ 6901, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. §§ 5101, et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §§ 6901, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. §§ 1251, et seq.; the Toxic Substances Control Act of 1976, 15 U.S.C. §§ 2601, et seq.; the Occupational Safety and Health Act, 29 U.S.C. §§ 651, et seq.; and any successor statutes and regulations to the foregoing).

1.6 ERISA: The Employee Retirement Income Security Act of 1974, as amended, together with all rules and regulations issued thereunder.

1.7 Event of Default: As defined in Article 6.

1.8 Grantee: The Grantee named in the introductory paragraph of this Deed to Secure Debt, whose legal address is c/o AIG Global Investment Corp., 1 SunAmerica Center, 38th Floor, Century City, Los Angeles, California 90067-6022, together with any future holder of the Note.

1.9 Grantor: The Grantor named in the introductory paragraph of this Deed to Secure Debt (Taxpayer I.D. No. 26-0284091; Organizational I.D. No. 4358867), whose legal address is c/o KBS Capital Advisors LLC, 620 Newport Center Drive, Suite 1300, Newport Beach, California 92660, together with any future owner of the Property or any part thereof or interest therein.

1.10 Hazardous Substances: Collectively, (a) any chemicals, materials or substances defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants,” “contaminants” or “pollutants,” or words of similar import, under any applicable Environmental Law; and (b) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority, including, without limitation, asbestos and asbestos-containing materials in any form, lead-based paint, any radioactive materials and polychlorinated biphenyls (“PCBs”), or substances or compounds containing PCBs.

1.11 Indemnitees: Collectively, Grantee and Grantee’s officers, directors, employees, agents, affiliates, successors and assigns.

1.12 Insurance Agreement: The Agreement Concerning Insurance Requirements of even date herewith executed by Grantor for the benefit of Grantee.

1.13 Intangible Personalty: The right to use all trademarks and trade names and symbols or logos used in connection therewith, or any modifications or variations thereof, in connection with the operation of the improvements existing or to be constructed on the Property, together with all accounts, deposit accounts, letter of credit rights, investment property, monies in the possession of Grantee (including, without limitation, proceeds from insurance, retainages and deposits for taxes and insurance), Permits, contract rights (including, without limitation, rights to receive insurance proceeds) and general intangibles (whether now owned or hereafter acquired, and including proceeds thereof) relating to or arising from Grantor’s ownership, use, operation, leasing, or sale of all or any part of the Property, specifically including but in no way limited to any right which Grantor may have or acquire to transfer any development rights from the Property to other real property, and any development rights which may be so transferred.

1.14 Lease Certificate: The Certificate of even date herewith made by Grantor to Grantee concerning Leases.

1.15 Leases: Any and all leases, subleases and other agreements under the terms of which any person other than Grantor has or acquires any right to occupy or use the Property, or any part thereof.

1.16 Loan: The loan from Grantee to Grantor evidenced by the Note.

1.17 Loan Application: The Summary of Loan Terms executed as of July 26, 2007 on behalf of Grantor and Grantee with respect to the Loan.

1.18 Loan Documents: The Note, all of the deeds to secure debt, deeds of trust, mortgages, collateral assignments, security agreements and other instruments and documents securing or executed and delivered in connection with the Note, including this Deed to Secure Debt, the Insurance Agreement, the Reserve Agreement, the TI/LC Guaranty, the Lease Certificate and each other document now or hereafter executed or delivered in connection with the transaction pursuant to which the Note has been executed and delivered. The term “Loan Documents” also includes all modifications, extensions, renewals, and replacements of each document referred to above.

1.19 Material Adverse Effect: The occurrence or existence of a condition or event which would have a material adverse effect on (a) the business, profits, operations or financial condition of Grantor, (b) the ability of Grantor to pay any amounts under the Loan Documents as they become due, or (c) the value of the Property.

1.20 Note: Grantor’s promissory note of even date herewith, payable to the order of Grantee in the principal face amount of $21,718,000.00, the last payment under which is due on September 1, 2013, or, if extended by Grantee pursuant to its terms, September 1, 2018, unless such due date is accelerated, together with all renewals, extensions and modifications of such promissory note. All terms and provisions of the Note are incorporated by this reference in this Deed to Secure Debt.

1.21 Permits: All permits, licenses, certificates and authorizations necessary for the beneficial development, ownership, use, occupancy, operation and maintenance of the Property.

1.22 Permitted Exceptions: The matters (excluding matters of survey) set forth in Schedule B-I of the title insurance policy insuring the lien created by this Deed to Secure Debt, in form and substance satisfactory to, and accepted by, Grantee, that Grantor has caused to be delivered to Grantee in connection with the Loan.

1.23 Property: The tract or tracts of land described in Exhibit A attached, together with the following:

(a) All buildings, structures, and improvements now or hereafter located on such tract or tracts, as well as all rights-of-way, easements, and other appurtenances thereto;

(b) Any land lying between the boundaries of such tract or tracts and the center line of any adjacent street, road, avenue, or alley, whether opened or proposed;

(c) All of the rents, income, receipts, revenues, issues and profits of and from such tract or tracts and improvements;

(d) All (i) water and water rights (whether decreed or undecreed, tributary, nontributary or not nontributary, surface or underground, or appropriated or unappropriated); (ii) ditches and ditch rights; (iii) spring and spring rights; (iv) reservoir and reservoir rights; and (v) shares of stock in water, ditch and canal companies and all other evidence of such rights, which are now owned or hereafter acquired by Grantor and which are appurtenant to or which have been used in connection with such tract or tracts or improvements;

(e) All minerals, crops, timber, trees, shrubs, flowers, and landscaping features now or hereafter located on, under or above such tract or tracts;

(f) All machinery, apparatus, equipment, fittings, fixtures (whether actually or constructively attached, and including all trade, domestic, and ornamental fixtures) now or hereafter located in, upon, or under such tract or tracts or improvements and used or usable in connection with any present or future operation thereof, including but not limited to all heating, air-conditioning, freezing, lighting, laundry, incinerating and power equipment; engines; pipes; pumps; tanks; motors; conduits; switchboards; plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, cooking, and communications apparatus; boilers, water heaters, ranges, furnaces, and burners; appliances; vacuum cleaning systems; elevators; escalators; shades; awnings; screens; storm doors and windows; stoves; refrigerators; attached cabinets; partitions; ducts and compressors; rugs and carpets; draperies; and all additions thereto and replacements therefor;

(g) All development rights associated with such tract or tracts, whether previously or subsequently transferred to such tract or tracts from other real property or now or hereafter susceptible of transfer from such tract or tracts to other real property;

(h) All awards and payments, including interest thereon, resulting from the exercise of any right of eminent domain or any other public or private taking of, injury to, or decrease in the value of, any of such property; and

(i) All other and greater rights and interests of every nature in such tract or tracts and in the possession or use thereof and income therefrom, whether now owned or subsequently acquired by Grantor.

1.24 Release: Disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing and the like, into or upon any land or water or air, or otherwise entering into the environment.

1.25 Reserve Agreement: The Tenant Improvements and Leasing Commissions Reserve Agreement of even date herewith by and among Grantor, Grantee and the “Servicer” referenced therein.

1.26 Secured Obligations: All present and future obligations of Grantor to Grantee evidenced by or contained in the Note, this Deed to Secure Debt and all other Loan Documents, whether stated in the form of promises, covenants, representations, warranties, conditions, or prohibitions or in any other form, excluding, however, the provisions of Section 4.26 of this Deed to Secure Debt. If the maturity of the Note secured by this Deed to Secure Debt is accelerated, the Secured Obligations shall include an amount equal to any prepayment premium which would be payable under the terms of the Note as if the Note were prepaid in full on the date of the acceleration. If under the terms of the Note no voluntary prepayment would be permissible on the date of such acceleration, then the prepayment fee or premium to be included in the Secured Obligations shall be equal to one hundred fifty percent (150%) of the highest prepayment fee or premium set forth in the Note, calculated as of the date of such acceleration, as if prepayment were permitted on such date.

1.27 TI/LC Guaranty: The Tenant Improvements and Leasing Commissions Guaranty Agreement of even date herewith made by KBS REIT Properties, LLC, a Delaware limited liability company, for the benefit of Grantee.

ARTICLE 2

GRANTING CLAUSE

2.1 Grant to Grantee. As security for the Secured Obligations, Grantor hereby grants, bargains, sells, conveys, assigns, transfers, sets over, and warrants unto Grantee the entire right, title, interest and estate of Grantor in and to the Property, whether now owned or hereafter acquired; TO HAVE AND TO HOLD the same, together with all and singular the rights, hereditaments, and appurtenances in anywise appertaining or belonging thereto, unto Grantee and Grantee’s successors, substitutes and assigns forever. This instrument is intended to operate and is to be construed as a deed passing title to the Property to Grantee and is made under those provisions of existing laws of the State of Georgia relating to deeds to secure debt and not as a mortgage.

2.2 Security Interest to Grantee. As additional security for the Secured Obligations, Grantor hereby grants to Grantee a security interest in the Property, Chattels and Intangible Personalty. To the extent any of the Property, Chattels or the Intangible Personalty may be or have been acquired with funds advanced by Grantee under the Loan Documents, this security interest is a purchase money security interest. This Deed to Secure Debt constitutes a Security Agreement under the Uniform Commercial Code of the state in which the Property is located (the “Code”) with respect to any part of the Property, Chattels and Intangible Personalty that may or might now or hereafter be or be deemed to be personal property, fixtures or property other than real estate (all collectively hereinafter called “Collateral”); all of the terms, provisions, conditions and agreements contained in this Deed to Secure Debt pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Property, and the following provisions of this Section shall not limit the generality or applicability of any other provisions of this Deed to Secure Debt but shall be in addition thereto:

(a) The Collateral shall be used by Grantor solely for business purposes, and all Collateral (other than the Intangible Personalty) shall be installed upon the real estate comprising part of the Property for Grantor’s own use or as the equipment and furnishings furnished by Grantor, as landlord, to tenants of the Property;

(b) The Collateral (other than the Intangible Personalty) shall be kept at the real estate comprising a part of the Property, and shall not be removed therefrom without the consent of Grantee (being the Secured Party as that term is used in the Code); and the Collateral (other than the Intangible Personalty) may be affixed to such real estate but shall not be affixed to any other real estate;

(c) No financing statement covering any of the Collateral or any proceeds thereof is on file in any public office (except for financing statements that will be terminated concurrently with the recording of this Deed to Secure Debt); and Grantor will, at its cost and expense, upon demand, furnish to Grantee such further information and will execute and deliver to Grantee such financing statements and other documents in form satisfactory to Grantee and will do all such acts and things as Grantee may at any time or from time to time reasonably request or as may be necessary or appropriate to establish and maintain a perfected first-priority security interest in the Collateral as security for the Secured Obligations, subject to no adverse liens or encumbrances; and Grantor will pay the cost of filing the same or filing or recording such financing statements or other documents and this instrument in all public offices wherever filing or recording is deemed by Grantee to be necessary or desirable;

(d) The terms and provisions contained in this Section and in Section 7.6 of this Deed to Secure Debt shall, unless the context otherwise requires, have the meanings and be construed as provided in the Code.

ARTICLE 3

GRANTOR’S REPRESENTATIONS AND WARRANTIES

3.1 Warranty of Title. Grantor represents and warrants to Grantee that:

(a) Grantor has good, marketable and indefeasible fee simple title to the Property, and such fee simple title is free and clear of all liens, encumbrances, security interests and other claims whatsoever, subject only to the Permitted Exceptions;

(b) Grantor is the sole and absolute owner of the Chattels and the Intangible Personalty, free and clear of all liens, encumbrances, security interests and other claims whatsoever, subject only to the Permitted Exceptions;

(c) This Deed to Secure Debt is a valid and enforceable first lien and security interest on the Property, Chattels and Intangible Personalty, subject only to the Permitted Exceptions;

(d) Grantor, for itself and its successors and assigns, hereby agrees to warrant and forever defend, all and singular of the property and property interests granted and conveyed pursuant to this Deed to Secure Debt, against every person whomsoever lawfully claiming, or to claim, the same or any part thereof; and

The representations, warranties and covenants contained in this Section shall survive foreclosure of this Deed to Secure Debt, and shall inure to the benefit of Grantee.

3.2 Due Authorization. If Grantor is other than a natural person, then each individual who executes this document on behalf of Grantor represents and warrants to Grantee that such execution has been duly authorized by all necessary corporate, partnership, limited liability company or other action on the part of Grantor. Grantor represents that Grantor has obtained all consents and approvals required in connection with the execution, delivery and performance of this Deed to Secure Debt.

3.3 Other Representations and Warranties. Grantor represents and warrants to Grantee as follows:

(a) Grantor is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. Grantor is duly authorized to transact business in and is in good standing under the laws of the State of Georgia;

(b) The execution, delivery and performance by Grantor of the Loan Documents are within Grantor’s power and authority and have been duly authorized by all necessary action;

(c) This Deed to Secure Debt is, and each other Loan Document to which Grantor is a party will, when delivered hereunder, be valid and binding obligations of Grantor enforceable against Grantor in accordance with their respective terms, except as limited by equitable principles and bankruptcy, insolvency and similar laws affecting creditors’ rights;

(d) The execution, delivery and performance by Grantor of the Loan Documents will not contravene any contractual or other restriction binding on or affecting Grantor and will not result in or require the creation of any lien, security interest, other charge or encumbrance (other than pursuant hereto) upon or with respect to any of its properties;

(e) The execution, delivery and performance by Grantor of the Loan Documents does not contravene any applicable law;

(f) No authorization, approval, consent or other action by, and no notice to or filing with, any court, governmental authority or regulatory body is required for the due execution, delivery and performance by Grantor of any of the Loan Documents or the effectiveness of any assignment of any of Grantor’s rights and interests of any kind to Grantee;

(g) No part of the Property, Chattels, or Intangible Personalty is in the hands of a receiver, no application for a receiver is pending with respect to any portion of the Property, Chattels, or Intangible Personalty, and no part of the Property, Chattels, or Intangible Personalty is subject to any foreclosure or similar proceeding;

(h) Grantor has not made any assignment for the benefit of creditors, nor has Grantor filed, or had filed against it, any petition in bankruptcy;

(i) There is no pending or, to the best of Grantor’s knowledge, threatened, litigation, action, proceeding or investigation, including, without limitation, any condemnation proceeding, against Grantor or the Property before any court, governmental or quasi-governmental, arbitrator or other authority;

(j) Grantor is a “non-foreign person” within the meaning of Sections 1445 and 7701 of the United States Internal Revenue Code of 1986, as amended, and the regulations issued thereunder;

(k) Except as otherwise disclosed by the survey made available by Grantor to Grantee, access to and egress from the Property are available and provided by public streets, and Grantor has no knowledge of any federal, state, county, municipal or other governmental plans to change the highway or road system in the vicinity of the Property or to restrict or change access from any such highway or road to the Property;

(l) All public utility services necessary for the operation of all improvements constituting part of the Property for their intended purposes are available at the boundaries of the land constituting part of the Property, including water supply, storm and sanitary sewer facilities, and natural gas, electric, telephone and cable television facilities;

(m) Except as otherwise disclosed to Grantee in writing prior to the date hereof, and to the best of Grantor’s knowledge, the Property is located in a zoning district that permits the development, use and operation of the Property as it is currently operated as a permitted, and not as a non-conforming use. Except as otherwise disclosed to Grantee in writing prior to the date hereof, and to the best of Grantor’s knowledge, the Property complies in all respects with all zoning ordinances, regulations, requirements, conditions and restrictions, including but not limited to deed restrictions and restrictive covenants, applicable to the Property;

(n) Except as otherwise disclosed to Grantee in writing prior to the date hereof, and to the best of Grantor’s knowledge, there are no special or other assessments for public improvements or otherwise now affecting the Property, nor does Grantor know of any pending or threatened special assessments affecting the Property or any contemplated improvements affecting the Property that may result in special assessments. There are no tax abatements or exceptions affecting the Property;

(o) Grantor has filed all tax returns it is required to have filed, and has paid all taxes as shown on such returns or on any assessment received pertaining to the Property;

(p) Grantor has not received any notice from any governmental body having jurisdiction over the Property as to any violation of any applicable law, or any notice from any insurance company or inspection or rating bureau setting forth any requirements as a condition to the continuation of any insurance coverage on or with respect to the Property or the continuation thereof at premium rates existing at present which have not been remedied or satisfied;

(q) Grantor is not in default, in any manner which would adversely affect its properties, assets, operations or condition (financial or otherwise), in the performance, observance or fulfillment of any of the obligations, covenants or conditions set forth in any agreement or instrument to which it is a party or by which it or any of its properties, assets or revenues are bound;

(r) Except as set forth in the Lease Certificate, there are no occupancy rights (written or oral), Leases or tenancies presently affecting any part of the Property. The Lease Certificate contains a true and correct description of all Leases presently affecting the Property. No written or oral agreements or understandings exist between Grantor and the tenants under the Leases described in the Lease Certificate that grant such tenants any rights greater than those described in the Lease Certificate or that are in any way inconsistent with the rights described in the Lease Certificate;

(s) There are no options, purchase contracts or other similar agreements of any type (written or oral) presently affecting any part of the Property;

(t) Except as otherwise disclosed to Grantee in writing prior to the date hereof, there exists no brokerage agreement with respect to any part of the Property;

(u) Except as otherwise disclosed to Grantee in writing prior to the date hereof, (i) there are no contracts presently affecting the Property (“Contracts”) having a term in excess of one hundred eighty (180) days or not terminable by Grantor (without penalty) on thirty (30) days’ notice; (ii) Grantor has heretofore delivered to Grantee true and correct copies of each of the Contracts together with all amendments thereto; (iii) Grantor is not in default of any obligations under any of the Contracts; and (iv) the Contracts represent the complete agreement between Grantor and such other parties as to the services to be performed or materials to be provided thereunder and the compensation to be paid for such services or materials, as applicable, and except as otherwise disclosed herein, such other parties possess no unsatisfied claims against Grantor. Grantor is not in default under any of the Contracts and no event has occurred which, with the passing of time or the giving of notice, or both, would constitute a default under any of the Contracts;

(v) To the best of Grantor’s knowledge, Grantor has obtained all Permits necessary for the operation, use, ownership, development, occupancy and maintenance of the Property as an office complex, as it is currently being operated. To the best of Grantor’s knowledge, none of the Permits has been suspended or revoked, and all of the Permits are in full force and effect, are fully paid for, and Grantor has made or will make application for renewals of any of the Permits prior to the expiration thereof;

(w) All insurance policies held by Grantor relating to or affecting the Property are in full force and effect and shall remain in full force and effect until all Secured Obligations are satisfied. Grantor has not received any notice of default or notice terminating or threatening to terminate any such insurance policies. Grantor has made or will make application for renewals of any of such insurance policies prior to the expiration thereof;

(x) Grantor either currently complies with or is not subject to ERISA. Neither the making of the Loan nor the exercise by Grantee of any of its rights under the Loan Documents constitutes or will constitute a non-exempt, prohibited transaction under ERISA;

(y) Grantor’s exact legal name is correctly set out in the introductory paragraph of this Deed to Secure Debt. Grantor’s organizational identification number is correctly set forth in the definition of “Grantor” set forth in Article 1 hereof. Grantor’s location (as such term is used in Section 5.8 hereof) is the State of Delaware;

(z) to the best of Grantor’s knowledge, except as disclosed in the Environmental Assessment, Hazardous Substances have not at any time been generated, used, treated or stored on, or transported to or from the Property in any quantity or manner which violates any Environmental Law;

(aa) to the best of Grantor’s knowledge, except as disclosed in the Environmental Assessment, Hazardous Substances have not at any time been Released (hereinafter defined) or disposed of on the Property in any quantity or manner which violates any Environmental Law;

(bb) to the best of Grantor’s knowledge, except as disclosed in the Environmental Assessment, Grantor is in compliance with all applicable Environmental Laws with respect to the Property and the requirements of any permits issued under such Environmental Laws with respect to the Property;

(cc) to the best of Grantor’s knowledge, there are no past, pending or threatened Environmental Claims against Grantor or the Property;

(dd) to the best of Grantor’s knowledge, except as disclosed in the Environmental Assessment, there is no condition or occurrence at the Property that could reasonably be anticipated (i) to form the basis of any Environmental Claim against Grantor or the Property, or (ii) to cause the Property to be subject to any restrictions on the ownership, occupancy, use or transferability thereof under any Environmental Law; and

(ee) to the best of Grantor’s knowledge, except as disclosed in the Environmental Assessment, there are not now and never have been any underground storage tanks located on the Property.

3.4 Continuing Effect. Grantor shall be liable to Grantee for any damage suffered by Grantee if any of the foregoing representations are inaccurate as of the date hereof, regardless of when such inaccuracy may be discovered by, or result in harm to, Grantee. Grantor further represents and warrants that the foregoing representations and warranties, as well as all other representations and warranties of Grantor to Grantee relative to the Loan Documents, shall survive termination of this Deed to Secure Debt.

ARTICLE 4

GRANTOR’S AFFIRMATIVE COVENANTS

4.1 Payment of Note. Grantor will pay all principal, interest, and other sums payable under the Note, on the date when such payments are due, without notice or demand.

4.2 Performance of Other Obligations. Grantor will promptly and strictly perform and comply with all other covenants, conditions, and prohibitions required of Grantor by the terms of the Loan Documents.

4.3 Other Encumbrances. Grantor will promptly and strictly perform and comply with all covenants, conditions, and prohibitions required of Grantor in connection with any other encumbrance affecting the Property, the Chattels, or the Intangible Personalty, or any part thereof, or any interest therein, regardless of whether such other encumbrance is superior or subordinate to the lien hereof.

4.4 Payment of Taxes.

(a) Property Taxes. Unless Grantor is depositing money into reserves pursuant to Section 4.4(b), Grantor will (i) pay, before delinquency, all taxes and assessments, general or special, which may be levied or imposed at any time against Grantor’s interest and estate in the Property, the Chattels, or the Intangible Personalty, and (ii) within ten days after each payment of any such tax or assessment, Grantor will deliver to Grantee, without notice or demand, an official receipt for such payment. At Grantee’s option, Grantee may retain the services of a firm to monitor the payment of all taxes and assessments relating to the Property, the cost of which shall be borne by Grantor.

(b) Deposit for Taxes. On or before the date hereof, Grantor shall deposit with Grantee an amount equal to  1/12th of the amount which Grantee estimates will be required to make the next annual payment of taxes, assessments, and similar governmental charges referred to in this Section (collectively, the “Tax Reserves”), multiplied by the number of whole or partial months that have elapsed since the date one month prior to the most recent due date for such taxes, assessments and similar governmental charges. Thereafter, with each monthly payment under the Note, Grantor shall deposit with Grantee an amount equal to  1/12th of the amount which Grantee estimates will be required to pay the next annual payment of taxes, assessments, and similar governmental charges referred to in this Section. The purpose of these provisions is to provide Grantee with sufficient funds on hand to pay all such taxes, assessments, and other governmental charges thirty (30) days before the date on which they become past due. If the Grantee, in its sole discretion, determines that the funds reserved hereunder are, or will be, insufficient, Grantor shall upon demand pay such additional sums as Grantee shall determine necessary and shall pay any increased monthly charges requested by Grantee. Provided no Event of Default exists hereunder, Grantee will apply the amounts so deposited to the payment of such taxes, assessments, and other charges when due, but in no event will Grantee be liable for any interest on any amount so deposited, and any amount so deposited may be held and commingled with Grantee’s own funds. Notwithstanding anything to the contrary in this Section 4.4(b), the initial Grantor named herein shall only be required to deposit Tax Reserves with Grantee following the occurrence and during the continuance of any Event of Default.

(c) Intangible Taxes. If by reason of any statutory or constitutional amendment or judicial decision adopted or rendered after the date hereof, any tax, assessment, or similar charge is imposed against the Note, against Grantee, or against any interest of Grantee in any real or personal property encumbered hereby, Grantor will pay such tax, assessment, or other charge before delinquency and will indemnify Grantee against all loss, expense, or diminution of income in connection therewith. In the event Grantor is unable to do so, either for economic reasons or because the legal provisions or decisions creating such tax, assessment or charge forbid Grantor from doing so, then the Note will, at Grantee’s option, become due and payable in full upon thirty (30) days’ notice to Grantor.

(d) Right to Contest. Notwithstanding any other provision of this Section, Grantor will not be deemed to be in default solely by reason of Grantor’s failure to pay any tax, assessment or similar governmental charge so long as, in Grantee’s judgment, each of the following conditions is satisfied:

(i) Grantor is engaged in and diligently pursuing in good faith administrative or judicial proceedings appropriate to contest the validity or amount of such tax, assessment, or charge; and

(ii) Grantor’s payment of such tax, assessment, or charge would necessarily and materially prejudice Grantor’s prospects for success in such proceedings; and

(iii) Nonpayment of such tax, assessment, or charge will not result in the loss or forfeiture of any property encumbered hereby or any interest of Grantee therein; and

(iv) Grantor deposits with Grantee, as security for such payment which may ultimately be required, a sum equal to the amount of the disputed tax, assessment or charge plus the interest, penalties, advertising charges, and other costs which Grantee estimates are likely to become payable if Grantor’s contest is unsuccessful.

If Grantee determines that any one or more of such conditions is not satisfied or is no longer satisfied, Grantor will pay the tax, assessment, or charge in question, together with any interest and penalties thereon, within fifteen (15) days after Grantee gives notice of such determination.

4.5 Maintenance of Insurance.

(a) Coverages Required. Grantor shall maintain or cause to be maintained, with financially sound and reputable insurance companies or associations satisfactory to Grantee, all insurance required under the terms of the Insurance Agreement, and shall comply with each and every covenant and agreement contained in the Insurance Agreement.

(b) Renewal Policies. Not less than thirty (30) days prior to the expiration date of each insurance policy required pursuant to the Insurance Agreement, Grantor will deliver to Grantee an appropriate renewal policy (or a certified copy thereof), together with evidence satisfactory to Grantee that the applicable premium has been prepaid.

(c) Deposit for Premiums. On or before the date hereof, Grantor shall deposit with Grantee an amount equal to  1/12th of the amount which Grantee estimates will be required to make the next annual payments of the premiums for the policies of insurance referred to in this Section (the “Insurance Reserves”), multiplied by the number of whole and partial months which have elapsed since the date one month prior to the most recent policy anniversary date for each such policy. Thereafter, with each monthly payment under the Note, Grantor will deposit an amount equal to  1/12th of the amount which Grantee estimates will be required to pay the next required annual premium for each insurance policy referred to in this Section. The purpose of these provisions is to provide Grantee with sufficient funds on hand to pay all such premiums thirty (30) days before the date on which they become past due. If Grantee, in its sole discretion, determines that the funds reserved hereunder are, or will be, insufficient, Grantor shall upon demand pay such additional sums as Grantee shall determine necessary and shall pay any increased monthly charges requested by Grantee. Provided no Event of Default exists hereunder, Grantee will apply the amounts so deposited to the payment of such insurance premiums when due, but in no event will Grantee be liable for any interest on any amounts so deposited, and the money so received may be held and commingled with Grantee’s own funds. Notwithstanding anything to the contrary in this Section 4.5(c), the initial Grantor named herein shall only be required to deposit Insurance Reserves with Grantee following the occurrence and during the continuance of any Event of Default.

(d) Application of Hazard Insurance Proceeds. Grantor shall promptly notify Grantee of any damage or casualty to all or any portion of the Property or Chattels. Grantee may participate in all negotiations and appear and participate in all judicial arbitration proceedings concerning any insurance proceeds which may be payable as a result of such casualty or damage, and may, in Grantee’s sole discretion, compromise or settle, in the name of Grantee, Grantor, or both any claim for any such insurance proceeds. Any such insurance proceeds shall be paid to Grantee and shall be applied first to reimburse Grantee for all costs and expenses, including attorneys’ fees, incurred by Grantee in connection with the collection of such insurance proceeds. The balance of any insurance proceeds received by Grantee with respect to an insured casualty may, in Grantee’s sole discretion, either (i) be retained and applied by Grantee toward payment of the Secured Obligations, or (ii) be paid over, in whole or in part and subject to such conditions as Grantee may impose, to Grantor to pay for repairs or replacements necessitated by the casualty; provided, however, that if all of the Secured Obligations have been performed or are discharged by the application of less than all of such insurance proceeds, then any remaining proceeds will be paid over to Grantor. Notwithstanding the preceding sentence to the contrary, if (A) no Default or Event of Default shall exist hereunder, and (B) the proceeds received by Grantee (together with any other funds delivered by Grantor to Grantee for such purpose) shall be sufficient, in Grantee’s reasonable judgment, to pay for any restoration necessitated by the casualty, and (C) the cost of such restoration shall not exceed $100,000.00, and (D) such restoration can be completed, in Grantee’s judgment, at least ninety (90) days prior to the maturity date of the Note, then Grantee shall apply such proceeds as provided in clause (ii) of the preceding sentence. Grantee will have no obligation to see to the proper application of any insurance proceeds paid over to Grantor, nor will any such proceeds received by Grantee bear interest or be subject to any other charge for the benefit of Grantor. Grantee may, prior to the application of insurance proceeds, commingle them with Grantee’s own funds and otherwise act with regard to such proceeds as Grantee may determine in Grantee’s sole discretion.

(e) Successor’s Rights. Any person who acquires title to the Property or the Chattels upon foreclosure hereunder will succeed to all of Grantor’s rights under all policies of insurance maintained pursuant to this Section.

4.6 Maintenance and Repair of Property and Chattels. Grantor will at all times maintain the Property and the Chattels in good condition and repair, will diligently prosecute the completion of any building or other improvement which is at any time in the process of construction on the Property, and will promptly repair, restore, replace, or rebuild any part of the Property or the Chattels which may be affected by any casualty or any public or private taking or injury to the Property or the Chattels. All costs and expenses arising out of the foregoing shall be paid by Grantor whether or not the proceeds of any insurance or eminent domain shall be sufficient therefor. Grantor will comply with all statutes, ordinances, and other governmental or quasi-governmental requirements and private covenants relating to the ownership, construction, use, or operation of the Property, including but not limited to any environmental or ecological requirements; provided, that so long as Grantor is not otherwise in default hereunder, Grantor may, upon providing Grantee with security reasonably satisfactory to Grantee, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, or requirement. Grantee and any person authorized by Grantee may enter and inspect the Property at all reasonable times, and may inspect the Chattels, wherever located, at all reasonable times.

4.7 Leases. Grantor shall timely pay and perform each of its obligations under or in connection with the Leases, and shall otherwise pay such sums and take such action as shall be necessary or required in order to maintain each of the Leases in full force and effect in accordance with its terms. Grantor shall make reasonable efforts to promptly furnish to Grantee copies of any notices given to Grantor by the lessee under any Lease, alleging the default by Grantor in the timely payment or performance of its obligations under such Lease and any subsequent communication related thereto. Grantor shall also promptly furnish to Grantee copies of any notices given to Grantor by the lessee under any Lease, extending the term of any Lease, requiring or demanding the expenditure of any sum by Grantor (or demanding the taking of any action by Grantor), or relating to any other material obligation of Grantor under such Lease and any subsequent communication related thereto. Grantor agrees that Grantee, in its sole discretion, may advance any sum or take any action which Grantee believes is necessary or required to maintain the Leases in full force and effect, and all such sums advanced by Grantee, together with all costs and expenses incurred by Grantee in connection with action taken by Grantee pursuant to this Section, shall be due and payable by Grantor to Grantee upon demand, shall bear interest until paid at the Default Rate (as defined in the Note), and shall be secured by this Deed to Secure Debt.

4.8 Eminent Domain; Private Damage. If all or any part of the Property is taken or damaged by eminent domain or any other public or private action, Grantor will notify Grantee promptly of the time and place of all meetings, hearings, trials, and other proceedings relating to such action. Grantee may participate in all negotiations and appear and participate in all judicial or arbitration proceedings concerning any award or payment which may be due as a result of such taking or damage, and may, in Grantee’s reasonable discretion, compromise or settle, in the names of both Grantor and Grantee, any claim for any such award or payment. Any such award or payment is to be paid to Grantee and will be applied first to reimburse Grantee for all costs and expenses, including attorneys’ fees, incurred by Grantee in connection with the ascertainment and collection of such award or payment. The balance, if any, of such award or payment may, in Grantee’s sole discretion, either (a) be retained by Grantee and applied toward the Secured Obligations, or (b) be paid over, in whole or in part and subject to such conditions as Grantee may impose, to Grantor for the purpose of restoring, repairing, or rebuilding any part of the Property affected by the taking or damage. Notwithstanding the preceding sentence, if (i) no Default or Event of Default shall have occurred and be continuing hereunder, and (ii) the proceeds received by Grantee (together with any other funds delivered by Grantor to Grantee for such purpose) shall be sufficient, in Grantee’s reasonable judgment, to pay for any restoration necessitated by the taking or damage, and (iii) the cost of such restoration shall not exceed $100,000.00, and (iv) such restoration can be completed, in Grantee’s judgment, at least ninety (90) days prior to the maturity date of the Note, and (v) the remaining Property shall constitute, in Grantee’s sole judgment, adequate security for the Secured Obligations, then Grantee shall apply such proceeds as provided in clause (b) of the preceding sentence. Grantor’s duty to pay the Note in accordance with its terms and to perform the other Secured Obligations will not be suspended by the pendency or discharged by the conclusion of any proceedings for the collection of any such award or payment, and any reduction in the Secured Obligations resulting from Grantee’s application of any such award or payment will take effect only when Grantee receives such award or payment. If this Deed to Secure Debt has been foreclosed prior to Grantee’s receipt of such award or payment, Grantee may nonetheless retain such award or payment to the extent required to reimburse Grantee for all costs and expenses, including attorneys’ fees, incurred in connection therewith, and to discharge any deficiency remaining with respect to the Secured Obligations.

4.9 Mechanics’ Liens. Grantor will keep the Property free and clear of all liens and claims of liens by contractors, subcontractors, mechanics, laborers, materialmen, and other such persons, and will cause any recorded statement of any such lien to be released of record within thirty (30) days after the recording thereof or such earlier date as may be necessary to stop a foreclosure thereof. Notwithstanding the preceding sentence, however, Grantor will not be deemed to be in default under this Section if (i) the aggregate amount of any asserted liens does not exceed $100,000.00, or (ii) to the extent such liens exceed $100,000.00, Grantor provides Grantee with such security as Grantee may require to protect Grantee against all loss, damage and expense which Grantee may incur as a result of such liens in excess of $100,000.00, which security may consist of Grantor causing such liens in excess of $100,000.00 to be bonded over or insured over. Any initiation of proceedings to foreclose on any such lien, however, shall constitute a Default.

4.10 Defense of Actions. Grantor will defend, at Grantor’s expense, any action, proceeding or claim which affects any property encumbered hereby or any interest of Grantee in such property or in the Secured Obligations, and will indemnify and hold Grantee harmless from all loss, damage, cost, or expense, including attorneys’ fees, which Grantee may incur in connection therewith.

4.11 Expenses of Enforcement. Grantor will pay all costs and expenses, including attorneys’ fees, which Grantee may incur in connection with any effort or action (whether or not litigation or foreclosure is involved) to enforce or defend Grantee’s rights and remedies under any of the Loan Documents, including but not limited to all attorneys’ fees, appraisal fees, consultants’ fees, and other expenses incurred by Grantee in securing title to or possession of, and realizing upon, any security for the Secured Obligations. All such costs and expenses (together with interest thereon at the Default Rate from the date incurred) shall constitute part of the Secured Obligations, and may be included in the computation of the amount owed to Grantee for purposes of foreclosing or otherwise enforcing this Deed to Secure Debt.

4.12 Financial Reports. During the term of the Loan, Grantor shall supply to Grantee (a) within forty-five (45) days following the end of each quarter, Grantor’s quarterly and annual operating statements for the Property as of the end of and for the preceding quarter and fiscal year, as applicable, in each case prepared consistent with the form of operating statements delivered to Grantee by Grantor prior to the date of this Deed to Secure Debt; (b) contemporaneously with Grantor’s delivery of each of such operating statements, a certified rent roll signed and dated by Grantor in the form delivered to Grantee prior to the date of this Deed to Secure Debt; and (c) within ninety (90) days following the end of each year, an annual balance sheet and profit and loss statement of Grantor. The financial statements and reports described in (a) and (c) above shall be in the detail set forth in the financial statements delivered to Grantee by Grantor prior to the date of this Deed to Secure Debt, shall be prepared in accordance with generally accepted accounting principles consistently applied, and shall be certified as true and correct by Grantor (or, if required by Grantee during the continuation of an Event of Default or if required to comply with regulatory requirements to which Grantee may be subject, by an independent certified public accountant acceptable to Grantee). Grantor shall also furnish to Grantee within forty-five (45) days of Grantee’s request, any other financial reports or statements of Grantor as Grantee may reasonably request to comply with regulatory requirements to which Grantee may be subject, or as requested by Grantee in its sole discretion during the continuation of an Event of Default. Upon Grantee’s demand after any Event of Default, or if Grantee securitizes the Loan, Grantor shall supply to Grantee the items required in (a) and (b) above on a monthly basis. Notwithstanding the foregoing, for so long as KBS Royal Ridge, LLC is Grantor, any request or requirement that Grantor deliver audited financials certified by an independent certified public accountant may be satisfied by delivery of the audited financials for KBS Real Estate Investment Trust, Inc.

4.13 Priority of Leases. To the extent Grantor has the right, under the terms of any Lease, to make such Lease subordinate to the lien hereof, Grantor will, at Grantee’s request and Grantor’s expense, take such action as may be required to effect such subordination. Conversely, Grantor will, at Grantee’s request and Grantor’s expense, take such action as may be necessary to subordinate the lien hereof to any future Lease designated by Grantee.

4.14 Inventories; Assembly of Chattels. Upon the occurrence of any Event of Default hereunder, Grantor will at Grantee’s request assemble the Chattels and make them available to Grantee at any place designated by Grantee which is reasonably convenient to both parties.

4.15 Compliance with Laws, Etc. Grantor shall comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, maintaining all Permits and paying before the same become delinquent all taxes, assessments and governmental charges imposed upon Grantor or the Property.

4.16 Records and Books of Account. Grantor shall keep accurate and complete records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions relating to the Property.

4.17 Inspection Rights. At any reasonable time, and from time to time, Grantor shall permit Grantee, or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of Grantor, and to visit the Property and to discuss with Grantor the affairs, finances and accounts of Grantor.

4.18 Change of Grantor’s Address or State of Organization. Grantor shall promptly notify Grantee if changes are made in Grantor’s address from that set forth in Section 9.10 hereof, or if Grantor shall either change its “location” (as such term is used in Section 5.8 hereof), its state of organization or if Grantor shall organize in any state other than the State of Delaware.

4.19 Further Assurances; Estoppel Certificates. Grantor will execute and deliver to Grantee upon demand, and pay the costs of preparation and recording thereof, any further documents which Grantee may request to confirm or perfect the liens and security interests created or intended to be created hereby, or to confirm or perfect any evidence of the Secured Obligations. Grantor will also, within ten days after any request by Grantee, deliver to

Grantee a signed and acknowledged statement certifying to Grantee, or to any proposed transferee of the Secured Obligations, (a) the balance of principal, interest, and other sums then outstanding under the Note, and (b) whether Grantor claims to have any offsets or defenses with respect to the Secured Obligations and, if so, the nature of such offsets or defenses.

4.20 Costs of Closing. Grantor shall on demand pay directly or reimburse Grantee for any actual costs or expenses pertaining to the closing of the Loan, including, but not limited to, fees of counsel for Grantee, costs and expenses for which invoices were not available at the closing of the Loan, or costs and expenses which are incurred by Grantee after such closing, including, without limitation, costs or expenses incurred to obtain originals or copies of recorded or filed Loan Documents and UCC financing statements. All such costs and expenses (together with interest thereon at the Default Rate from the date incurred by Grantee) shall constitute a part of the Secured Obligations, and may be included in the computation of the amount owed to Grantee for purposes of foreclosing or otherwise enforcing this Deed to Secure Debt.

4.21 Fund for Electronic Transfer. All monthly payments of principal and interest on the Note, and escrow deposits, if any, under this Deed to Secure Debt, shall be made by Grantor by electronic funds transfer from a bank account established and maintained by Grantor for such purpose. Grantor shall establish and maintain such an account until the Note is fully paid and shall direct the depository of such account in writing to so transmit such payments on or before the respective due dates to the account of Grantee as shall be designated by Grantee in writing.

4.22 Notices to Grantee. Grantor shall promptly notify Grantee of (a) the existence of any special or other assessments for public improvements at any time affecting the Property, any special assessments at any time pending or threatened with respect to the Property, any contemplated improvements affecting the Property that may result in special assessments, or any tax abatements or exceptions affecting the Property; or (b) any federal, state, county, municipal or other governmental plan to change the highway or road system in the vicinity of the Property or to restrict or change access from any such highway or road to the Property. Grantor shall promptly deliver to Grantee any notice from a governmental body having jurisdiction over the Property of a violation of any applicable law, or any notice from any insurance company or inspection or rating bureau setting forth a requirement as a condition to the continuance of any insurance coverage on or with respect to the Property or the continuation thereof at premium rates then in effect.

4.23 Use. Grantor shall use the Property solely for the operation of an office complex, and for no other use or purpose.

4.24 Management. The Property shall be managed by CB Richard Ellis (“Property Manager”) under a management agreement previously delivered to, and approved, by Grantee (the “Management Agreement”). If Grantor shall terminate or permit any amendment to or modification of the Management Agreement, or permit management of the Property by any person or entity other than Property Manager (“New Property Manager”), Grantor shall promptly provide Grantee with notice thereof and any such New Property Manager shall have management expertise in managing properties similar in size and type to the Property. Grantee hereby approves any of the following as New Property Managers: Jones Lang and PM Realty Group.

Following a transfer of the Property by the initial Grantor named herein pursuant to the provisions of Section 5.4(c), below, Grantee’s prior written consent shall be required for (a) any termination or modification of the Management Agreement, (b) management of the Property by any person or entity other than Property Manager, and (c) any leasing agreement affecting the Property entered into by Grantor and any termination or modification of any such leasing agreement.

4.25 Secondary Market Transactions. Grantee shall have the right at any time: (a) to participate, syndicate or securitize all or any portion of its interest in the Loan, (b) to cause the Loan to be split into senior and one or more junior or mezzanine Loans in whatever proportion Grantee deems appropriate (which Loans may be secured by mortgages, deeds of trust and/or a pledge of direct or indirect partnership or membership interests in Grantor), and (c) to create one or more senior and subordinate notes (i.e., an A/B or A/B/C structure) or multiple components of such note or notes, and thereafter to sell, assign, participate, syndicate or securitize all or any part of any variant of the Loan (any of the foregoing, a “Secondary Market Transaction”). Grantor shall cooperate with Grantee to facilitate any Secondary Market Transaction and the rating of the Loan (or any resulting variant thereof) and of each securitization in which one or more Loans are included; provided that Grantor shall not be required to (i) incur any out-of-pocket expense in connection therewith unless Grantee agrees to pay for such out-of-pocket expenses as they are incurred by Grantor, (ii) agree to a modification of any Loan document, or (iii) take any actions that would impose a significant burden on Grantor, including, without limitation, requesting executives of Grantor or other executives of entities holding an interest (direct or indirect) in Grantor to participate in any form of presentation regarding the Property or the Loans. Grantor’s cooperation obligation shall continue until the Loan has been sold through a Secondary Market Transaction.

4.26 Cash Management. Following any transfer of the Property pursuant to the provisions of Section 5.4(c), below, or at any time after the closing of the Loan upon no less than thirty (30) days’ prior written notice by Grantee, Grantor shall establish an account (the “Clearing Account”) under the sole dominion and control of Grantee at a bank (the “Clearing Bank”) into which all proceeds from the Property will be deposited during the Loan term. The Clearing Bank will be selected by Grantor but must be acceptable to Grantee. Grantor shall be required to notify each tenant of the Property to remit all amounts due with respect to the Property directly to the Clearing Account. Unless a Cash Management Period (as defined below) is continuing, all funds deposited into the Clearing Account shall be swept by the Clearing Bank into Grantor’s operating account at the Clearing Bank. There shall be no restrictions on Grantor’s use of the operating account. During the continuance of a Cash Management Period, funds deposited into the Clearing Account shall be transferred by the Clearing Bank on a daily basis into a deposit account (the “Deposit Account”) under the sole dominion and control of the Grantee at a bank selected by Grantee (the “Deposit Bank”). All funds in the Deposit Account shall be applied as follows: (a) first, to be used to cover interest payments under the Note, (b) second, disbursed monthly to Grantor in an amount sufficient to allow Grantor to make Permitted REIT Distributions (as that term is defined in the Note), (c) third, to fund any reserves established under the terms of the Loan Documents, and (d) fourth, to pay operating expenses and capital expenses of the Property. Notwithstanding the foregoing subsections (c) and (d), during the continuance of a Cash Management Period, all amounts on deposit in the Deposit Account, after monthly payment to the Grantor of funds sufficient to allow Grantor to make Permitted REIT Distributions, shall be additional cash collateral for the Loan and applied to Grantor’s outstanding obligations under the Loan as Grantee may elect. A “Cash Management Period” shall commence upon the occurrence and continuance of an Event of Default, and shall end if the Event of Default has been cured. Except as otherwise expressly provided herein to the contrary, Grantor shall have the right under all circumstances to use proceeds from the Property first to make Permitted REIT Distributions before applying such proceeds to any debt service or reserve or other payment obligations under the Loan.

4.27 Hazardous Substances. Grantor covenants and agrees as follows:

(a) Grantor will (i) comply with all Environmental Laws applicable to the ownership or use of the Property, (ii) use its best efforts to cause all tenants and other persons occupying the Property to comply with all Environmental Laws, (iii) immediately pay or cause to be paid all costs and expenses incurred in such compliance, and (iv) keep or cause the Property to be kept free and clear of any liens imposed thereon pursuant to any Environmental Laws.

(b) Grantor will not generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of, any Hazardous Substances on the Property, or transport or permit the transportation of any Hazardous Substances to or from the Property, in each case in any quantity or manner which violates any Environmental Law. The foregoing to the contrary notwithstanding, (i) Grantor may store, maintain and use on the Property janitorial and maintenance supplies, paint and other Hazardous Substances of a type and in a quantity readily available for purchase by the general public and normally stored, maintained and used by owners and managers of properties of a type similar to the Property, and (ii) tenants of the Property may store, maintain and use on the Property (and, if any tenant is a retail business, hold in inventory and sell in the ordinary course of such tenant’s business) Hazardous Substances of a type and quantity readily available for purchase by the general public and normally stored, maintained and used (and, if tenant is a retail business, sold) by tenants in similar lines of business on properties similar to the Property.

(c) If Grantee (i) has knowledge of any pending or threatened Environmental Claim against Grantor or the Property or (ii) has reason to believe that the Grantor or the Property are in violation of any Environmental Law or (iii) receives a request for an environmental site assessment report from a regulatory or other governmental entity with jurisdiction over Grantee, then at Grantee’s written request, at any time and from time to time, Grantor will provide to Grantee an environmental site assessment report concerning the Property, prepared by an environmental consulting firm approved by Grantee, indicating the presence or absence of Hazardous Substances and the potential cost of any removal or remedial action in connection with any Hazardous Substances on the Property (except that any request arising from clause (iii) above shall be at Grantee’s sole cost and expense). Except as provided above, any such environmental site assessment report shall be conducted at Grantor’s sole cost and expense. If Grantor fails to deliver to Grantee any such environmental site assessment report within thirty (30) days after being requested to do so by Grantee pursuant to this Section 4.27, Grantee may obtain the same, and Grantor hereby grants to Grantee and its agents access to the Property and specifically grants to Grantee an irrevocable nonexclusive license to undertake such an assessment, and the cost of such assessment (together with interest thereon at the Default Rate as defined in the Note) will be payable by Grantor on demand.

(d) Grantee may, at its option, at any time and from time to time, perform at its sole cost and expense an environmental site assessment report for the Property, and Grantor hereby grants to Grantee and its agents access to the Property upon reasonable prior notice to Grantor, and specifically grants to Grantee an irrevocable non-exclusive license to undertake such an assessment, expressly excluding any invasive inspections. Grantor shall have the right to have an agent or representative of Grantor present during any such inspection.

(e) Grantor will advise Grantee in writing immediately upon learning of any of the following: (i)any pending or threatened Environmental Claim against Grantor or the Property; (ii) any condition or occurrence on the Property that (A) results in noncompliance by Grantor with any applicable Environmental Law, or (B) could reasonably be anticipated to form the basis of an Environmental Claim against Grantor or the Property; (iii) any condition or occurrence on the Property that could reasonably be anticipated to cause the Property to be subject to any restrictions on the ownership, occupancy, use or transferability of the Property under any Environmental Law; and (iv) the taking of any removal or remedial action in response to the actual or alleged presence, in any quantity or manner which violates any Environmental Law, of any Hazardous Substances on the Property. Each such notice shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Grantor’s response thereto. In addition, Grantor will provide Grantee with copies of all communications to or from Grantor and any governmental agency relating to Environmental Laws, all communications to or from Grantor and any person relating to Environmental Claims, and such detailed reports of any Environmental Claim as may be requested by Grantee.

(f) Grantee shall have the right but not the obligation to participate in or defend, as a party if it so elects, any Environmental Claim. Without Grantee’s prior written consent, Grantor shall not enter into any settlement, consent or compromise with respect to any Environmental Claim that might impair the value of the Property.

(g) At its sole expense, Grantor will conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Substances from the Property which must be so removed or cleaned up in accordance with the requirements of any applicable Environmental Laws, to the reasonable satisfaction of a professional environmental consultant selected by Grantee, and in accordance with all such requirements and with orders and directives of all governmental authorities. If all or any portion of the Loan shall be outstanding, Grantor may prepay the Loan in full, together with all applicable prepayment penalties, in lieu of complying with the preceding sentence.

(h) Grantor will defend (with attorneys satisfactory to the Indemnitees), protect, indemnify and hold harmless each of the Indemnitees and its respective officers, directors, employees, attorneys and agents from and against any and all liabilities, obligations (including removal and remedial actions), losses, damages (including foreseeable and unforeseeable consequential damages and punitive damages), penalties, actions, judgments, suits, claims, costs, expenses and disbursements (including reasonable attorneys’ and consultants’ fees and disbursements) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against any of them directly or indirectly based on, or arising or resulting from (i) the actual or alleged presence of Hazardous Substances on the Property in any quantity or manner which violates Environmental Law, or the removal, handling, transportation, disposal or storage of such Hazardous Substances, (ii) any Environmental Claim with respect to Grantor or the Property, or (iii) the exercise of any Indemnitee’s rights under this Section 4.27 (collectively, the “Indemnified Matters”), regardless of when such Indemnified Matters arise, but excluding any Indemnified Matter arising out of the gross negligence or willful misconduct of any Indemnitee or with respect to Hazardous Substances first Released on the Property after the earlier of (1) the date neither Grantor nor any of its affiliates holds title to or any other interest in or lien on the Property as a result of a transfer permitted under Section 5.4(c), below, or through foreclosure (or deed in lieu thereof) of the lien of the Deed to Secure Debt, or (2) the payment in full of the Secured Obligations. To the extent that this indemnity is unenforceable because it violates any law or public policy, Grantor agrees to contribute the maximum portion that it is permitted to contribute under applicable law to the payment and satisfaction of all Indemnified Matters. For the purposes of the preceding sentence, “the Secured Obligations have been paid in full” shall mean the Secured Obligations have been voluntarily repaid in full by Grantor in cash, only, and shall not include the acceptance by Grantee of a deed in lieu of foreclosure or the making of any bid made by Grantee in connection with a foreclosure of the Property.

(i) Grantor will reimburse each Indemnitee for all sums paid and costs incurred by such Indemnitee with respect to any Indemnified Matter within ten (10) days following written demand therefor, with interest thereon at the Default Rate (as defined in the Note) if not paid within such ten (10) day period.

(j) Should any Indemnitee institute any action or proceeding at law or in equity, or in arbitration, to enforce any provision of this Deed to Secure Debt (including an action for declaratory relief or for damages by reason of any alleged breach of any provision of this Section 4.27) or otherwise in connection with this Deed to Secure Debt or any provision hereof, it shall be entitled to recover from Grantor its reasonable attorneys’ fees and disbursements incurred in connection therewith if it is the prevailing party in such action or proceeding.

(k) Grantor agrees that notwithstanding any term or provision contained in the Loan Documents to the contrary, the obligations of Grantor as set forth in this Section 4.27 shall be exceptions to any non-recourse or exculpatory provision relating to the Loan, and Grantor shall be fully liable for the performance of its obligations under this Section, and such liability shall not be limited to the original principal amount of the Loan.

(l) The liability of Grantor under this Section 4.27 shall in no way be limited to or impaired by any amendment or modification of the provisions of the Loan Documents unless such amendment or modification expressly refers to this Section 4.27. In addition, the liability of Grantor under this Section 4.27 shall in no way be limited or impaired by (i) any extensions of time for performance required by any of the Loan Documents, (ii) any sale, assignment or foreclosure of the Note or any sale or transfer of all or any part of the Property, (iii) any exculpatory provision in any of the Loan Documents limiting any Indemnitee’s recourse to property encumbered by this Deed to Secure Debt or to any other security, or limiting the Indemnitees’ rights to a deficiency judgment against Grantor, (iv) the accuracy or inaccuracy of the representations and warranties made by Grantor under any of the Loan Documents, (v) the release of Grantor or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, any Indemnitee’s voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Note or (vii) Grantee’s failure to record this Deed to Secure Debt or file any financing statements (or Grantee’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Grantor and with or without consideration. Notwithstanding the foregoing, and notwithstanding anything else stated to the contrary in this Deed to Secure Debt, none of the constituent members or partners in Grantor (nor any of their constituent members or partners) shall have any liability whatsoever for any of Grantor’s obligations hereunder.

(m) The provisions of this Section 4.27 shall be binding on and inure to the benefit of Grantor, the Indemnitees, and their respective successors and assigns. Without limiting the generality of the foregoing, the provisions of this Section 4.27 shall inure to the benefit of each assignee or holder of the Note and each of such assignee’s or holder’s officers, directors, employees, agents and affiliates. Notwithstanding the foregoing, Grantor, without the prior written consent of Grantee in each instance, may not assign, transfer or set over in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder.

(n) THE PROVISIONS OF THIS SECTION 4.27 SHALL SURVIVE FORECLOSURE, RECONVEYANCE, TERMINATION, CANCELLATION, SURRENDER AND RELEASE OF THIS DEED TO SECURE DEBT, BUT GRANTOR’S LIABILITY HEREUNDER SHALL BE SUBJECT TO SECTION 18 OF THE NOTE.

ARTICLE 5

GRANTOR’S NEGATIVE COVENANTS

5.1 Waste and Alterations. Grantor will not commit or permit any waste with respect to the Property or the Chattels. Grantor shall not cause or permit any part of the Property, including but not limited to any building, structure, parking lot, driveway, landscape scheme, timber, or other ground improvement, to be removed, demolished, or materially altered without the prior written consent of Grantee.

5.2 Zoning and Private Covenants. Grantor will not initiate, join in, or consent to any change in any zoning ordinance or classification, any change in the “zone lot” or “zone lots” (or similar zoning unit or units) presently comprising the Property, any transfer of development rights, any change in any private restrictive covenant, or any change in any other public or private restriction limiting or defining the uses which may be made of the Property or any part thereof, without the prior written consent of Grantee. If under applicable zoning provisions the use of all or any part of the Property is or becomes a nonconforming use, Grantor will not cause such use to be discontinued or abandoned without the prior written consent of Grantee, and Grantor will use its best efforts to prevent the tenant under any Lease from discontinuing or abandoning such use.

5.3 Interference with Leases.

(a) Subject to the provisions of Section 5.3(d) hereof, Grantor will neither do, nor neglect to do, anything which may cause or permit the termination of any Lease of all or any part of the Property, or cause or permit the withholding or abatement of any rent payable under any such Lease.

(b) Subject to the provisions of Section 5.3(d) hereof, without Grantee’s prior written consent, which may be granted or withheld in Grantee’s sole discretion, Grantor shall not enter into or modify any Lease of all or any part of the Property. Any submission by Grantor for Grantee’s approval of a Lease or modification thereof shall be accompanied by a copy of such Lease or modification, a Lease abstract, a then-current rent roll for the Property, year-to-date and prior year operating statements for the Property, and a cover letter requesting Grantee’s approval which contains a signature line on which Grantee may evidence its approval of such Lease or modification.

(c) Except with the prior written consent of Grantee, which may be granted or withheld in Grantee’s sole discretion, Grantor will not (i) collect rent from all or any part of the Property for more than one month in advance, (ii) assign the rents from the Property or any part thereof, or (iii) subject to the provisions of Section 5.3(d) hereof, consent to the cancellation or surrender of all or any part of any Lease, except that Grantor may in good faith terminate any Lease for nonpayment of rent or other material breach by the tenant.

(d) Notwithstanding anything stated to the contrary in this Section 5.3, and provided that no Event of Default exists and is continuing, Grantee’s approval shall not be required with respect to any new Lease entered into by the initial Grantor named herein for the Property in the future or with respect to any amendment, modification, extension, expansion or termination of any existing Lease or future Lease; provided, however, that Grantor shall promptly deliver to Grantee a copy of any new Lease entered into by Grantor and any lease amendment, modification, extension, expansion or termination of any existing Lease or future Lease entered into by Grantor.

(e) Without limiting the generality of the foregoing, whether or not Grantee’s consent to the cancellation or surrender of any Lease is required hereunder, Grantee may (i) require that Grantor deposit into an escrow account acceptable to Grantee in its reasonable discretion all cancellation penalties or other consideration paid to Grantor in an amount equal to or greater than $100,000.00 (and any such termination fees received by Grantor under said $100,000.00 may be retained by Grantor) in connection with such cancellation or surrender (the “Termination Fees”); provided, however, that the amount of any Termination Fees required to be deposited by Grantor under this Section 5.3 shall be limited to the lesser of (1) the actual amount of the Lease termination payment, and (2) the amount needed to cover the retenanting costs of the vacant space, and (ii) impose such restrictions and conditions on the timing and amount of disbursements of the Termination Fees from such escrow account as Grantee may require in its reasonable discretion, including, without limitation (A) requiring that (1) such vacant space be relet to a tenant and under a Lease acceptable to Grantee in its reasonable discretion (an “Approved Lease”), (2) the tenant under the Approved Lease is in occupancy of the Property and paying rent, (3) Grantor provide to Grantee a tenant estoppel certificate from the tenant under the Approved Lease in a form acceptable to Grantee in Grantee’s reasonable discretion, and (4) Grantor provide to Grantee evidence acceptable to Grantee in its reasonable discretion that all improvements to the Property required by the Approved Lease have been completed, and (B) limiting the amount of such disbursement to the lesser of the actual cost of retenanting such space or the amount calculated by dividing the Termination Fees by the total square feet of space vacated, then multiplying that result by the number of square feet of newly leased space under the Approved Lease. If at any time the amount of Termination Fees held by Grantee exceeds the estimated amount needed for retenanting costs, such excess amount shall be promptly remitted back to Grantor. Notwithstanding anything stated to the contrary herein, Permitted REIT Distributions (as defined in the Note) shall have priority over the requirement to deposit Termination Fees pursuant to this Section 5.3(e) and the provisions of subsection 5.3(e)(ii)(A) shall apply only after a transfer of the Property by the initial Grantor named herein pursuant to the provisions of Section 5.4(c), below. Grantor hereby grants to Grantee a security interest in the Termination Fees and agrees that, following the occurrence of any Event of Default, Grantee may apply the Termination Fees against the Secured Obligations in such order and manner as Grantee may elect in its sole discretion.

5.4 Transfer or Further Encumbrance of Property.

(a) Without Grantee’s prior written consent, which consent may be granted or withheld in Grantee’s sole and absolute discretion, Grantor shall not (i) sell, assign, convey, transfer or otherwise dispose of any legal, beneficial or equitable interest in all or any part of the Property, (ii) permit or suffer any owner, directly or indirectly, of any beneficial interest in the Property or Grantor to transfer such interest, whether by transfer of partnership, membership, stock or other beneficial interest in any entity or otherwise, or (iii) mortgage, hypothecate or otherwise encumber or permit to be encumbered or grant or permit to be granted a security interest in all or any part of the Property or Grantor or any beneficial or equitable interest in either the Property or Grantor. The provisions of this Section shall not prohibit transfers of title or interest under any will or testament or applicable law of descent.

(b) Notwithstanding the provisions of Section 5.4(a), the initial Grantor named herein shall have the right to modify its organizational documents and/or structure without Grantee’s consent provided that such modifications do not result in a violation this Section 5.4. In addition, the provisions of this Section 5.4 shall not prohibit transfers, pledges or the incurring of debt or other liabilities or obligations, or the signing of guarantees or other agreements by (or impose any financial covenants of any kind, including, without limitation, net worth requirements, on) KBS Limited Partnership or any of the direct or indirect owners of KBS Limited Partnership, provided that (i) KBS Real Estate Investment Trust, Inc. (“KBS REIT”) continues to directly or indirectly own Grantor and (ii) the sole asset manager of KBS REIT is any one or more of the following: (A) an entity indirectly or directly owned and controlled by Peter Bren and/or Charles Schreiber, Jr., or (B) an entity reasonably acceptable to Grantee using commercial standards customarily applied by prudent institutional mortgage lenders for similar loans.

(c) Notwithstanding the provisions of Section 5.4(a) to the contrary, Grantee shall permit transfer of the Property twice, provided that all of the following conditions are satisfied with respect to each such transfer: (i) no Event of Default has occurred and is continuing; (ii) Grantor has paid to Grantee an assumption fee of one percent (1%) of the outstanding principal balance of the Secured Obligations; (iii) if the proposed transferee is a land trust, Grantee has received a first-lien collateral assignment of all beneficial interest therein; (iv) Grantee has received and has had a reasonable opportunity to review and approve all organizational documentation of the proposed transferee, including, without limitation, certificates and articles of formation, partnership and operating agreements, bylaws, certificates of good standing and authorizing resolutions and review all documents and agreements executed or to be executed in connection with the proposed transfer; (v) the non-economic terms (e.g., those terms other than interest rate, payment schedule, principal balance, and non-recourse nature (subject to exceptions thereto customarily included by Grantee in loan documents)) of the Loan Documents have been modified as Grantee may request in good faith; (vi) the proposed transferee has assumed all of Grantor’s obligations under the Loan Documents; (vii) Grantee has received at least thirty (30) days’ prior written notice of the proposed transfer; (viii) the proposed transferee (and, if applicable, its general partners) has a satisfactory history and recent experience of owning, operating and leasing property similar to the Property; (ix) the proposed transferee (and, if applicable, its general partners) has, in the reasonable judgment of Grantee, a satisfactory credit history and professional reputation and character; (x) the Debt Service Coverage Ratio (as hereinafter defined) is not less than 1.50, and Grantee receives satisfactory evidence that such ratio will be maintained for the succeeding twelve (12) months; (xi) the Loan-to-Value Ratio (as hereinafter defined), taking into account all obligations secured by liens on the Property does not exceed 65%; (xii) Grantor pays all costs and expenses incurred by Grantee in connection with such transfer, including, without limitation, all legal, processing, accounting, title insurance, and appraisal fees, whether or not such transfer is actually consummated; (xiii) at Grantee’s option, Grantee has received an endorsement to its mortgagee’s title insurance policy at Grantor’s expense, which endorsement states that the lien of this Deed to Secure Debt remains a first and prior lien against the Property subject to no exceptions other than as approved by Grantee; (xiv) principals of the proposed transferee satisfying, in the reasonable judgment of Grantee, Grantee’s then applicable credit review and underwriting standards, execute a guaranty agreement guaranteeing the recourse obligations of Grantor under the Loan Documents and an environmental indemnity agreement in form and substance acceptable to Grantee in its sole discretion; (xv) a written opinion of counsel for the proposed transferee and its principals satisfactory to Grantee shall be delivered to Grantee, including, without limitation, the existence, authority and due execution, and enforceability of the Loan Documents as assumed by the proposed transferee and enforceability of any and all documents executed by the proposed transferee and its principals in connection with such transfer, (xvi) the proposed transferee, any person or entity executing any loan documents in connection with the transfer, and their respective constituents, are not in violation of any laws relating to terrorism or money laundering, including without limitation, Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, and the Bank Secrecy Act, as amended by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as such laws have been or may hereafter be, renewed, extended, amended or replaced, (xvii) Grantee’s receipt of such new or increased impounds as Grantee may require, including, without limitation, Tax Reserves, Insurance Reserves, tenant improvement and leasing commissions, capital improvements, capital expenditures and deferred maintenance, and the amendment of the Loan Documents to require the proposed transferee to make monthly deposits of such new or increased impounds for such purposes thereafter; and (xviii) the proposed transferee establishes and maintains a Clearing Account (as defined in Section 4.26, above) in compliance with the cash management provisions of Section 4.26 hereof. Upon the satisfaction of the foregoing conditions and execution of assumption documents in form and substance satisfactory to Grantee, Grantee shall release Grantor from liability under the Loan Documents other than any such liability that arose on or prior to the effective date of the assumption or could be based on any event that occurred or any state of affairs that existed prior to or as of the effective date of the assumption (including, without limitation, any liability arising under the exceptions to the non recourse provisions of the Loan Documents, and any liability arising under any environmental indemnity agreement).

(d) The term “Debt Service Coverage Ratio” shall mean the ratio, as reasonably determined by Grantee, of (i) Net Operating Income for the Property for the preceding twelve (12) calendar months, to (ii) the annual debt service payments due under the loan evidenced by the Note (the “Loan”) and on all other indebtedness secured, or to be secured, by a lien on all or any part of the Property, where “Net Operating Income” shall mean all gross revenues generated by the Property (excluding loans or contributions to capital), less operating expenses (other than debt service payments due under the Loan), as determined on a cash accounting basis, as of the date of such calculation for the period in question, adjusted, however, so that (A) operating expenses shall be deemed to include (1) a management fee equal to the greater of the actual management fee for the Property or four percent (4%) of gross revenues, and (2) a tenant improvement, leasing commission, and capital improvement reserve equal to $0.75 per rentable square foot per year, (B) payments of operating expenses, including property taxes and assessments and insurance expenses, are to be spread out over the period during which they accrued and shall be adjusted for any known future changes to any such expenses, (C) prepaid rents and other prepaid payments received are to be spread out over the periods during which such rents or payments are earned or applicable, (D) security deposits shall not be included as items of income until duly applied or earned, (E) gross revenue shall be based on a lease-in-place analysis which reflects then current Leases in place, as determined by Grantee, in its reasonable discretion, in accordance with its standard underwriting criteria, consistently applied, and excluding extraordinary, or one time items, and (F) any refunds or rebates to operating expenses are to be applied and credited against the applicable operating expenses for the period that such operating expenses were incurred. Debt Service Coverage Ratio shall be calculated on a cash flow basis. The “Loan-to-Value Ratio” shall be the ratio, as determined by Grantee, of the aggregate principal balance of the Note and all other indebtedness secured by liens or encumbrances against the Property to the fair market value of the Property, as such fair market value is determined by an M.A.I. appraisal satisfactory to Grantee (the “Appraisal”). Upon Grantee’s request, Grantor shall deliver the appraisal to Grantee at Grantor’s sole cost and expense.

5.5 Further Encumbrance of Chattels or Intangible Personalty. Grantor will neither create nor permit any lien, security interest or encumbrance against the Chattels or Intangible Personalty or any part thereof or interest therein, other than the liens and security interests created by the Loan Documents, without the prior written consent of Grantee, which may be withheld for any reason.

5.6 Assessments Against Property. Grantor will not, without the prior written approval of Grantee, which may be withheld for any reason, consent to or allow the creation of any so-called special districts, special improvement districts, benefit assessment districts or similar districts, or any other body or entity of any type, or allow to occur any other event, that would or might result in the imposition of any additional taxes, assessments or other monetary obligations or burdens on the Property, and this provision shall serve as RECORD NOTICE to any such district or districts or any governmental entity under whose authority such district or districts exist or are being formed that, should Grantor or any other person or entity include all or any portion of the Property in such district or districts, whether formed or in the process of formation, without first obtaining Grantee’s express written consent, the rights of Grantee in the Property pursuant to this Deed to Secure Debt or following any foreclosure of this Deed to Secure Debt, and the rights of any person or entity to whom Grantee might transfer the Property following a foreclosure of this Deed to Secure Debt, shall be senior and superior to any taxes, charges, fees, assessments or other impositions of any kind or nature whatsoever, or liens (whether statutory, contractual or otherwise) levied or imposed, or to be levied or imposed, upon the Property or any portion thereof as a result of inclusion of the Property in such district or districts.

5.7 Transfer or Removal of Chattels. Grantor will not sell, transfer or remove from the Property all or any part of the Chattels, unless the items sold, transferred, or removed are simultaneously replaced with similar items of equal or greater value.

5.8 Change of Name, Organizational I.D. No. or Location. Grantor will not change its name or the name under which it does business (or adopt or begin doing business under any other name or assumed or trade name), change its organizational identification number, or change its location, without first notifying Grantee of Grantor’s intention to do so and delivering to Grantee such organizational documents of Grantor and executed modifications or supplements to this Deed to Secure Debt (and to any financing statement which may be filed in connection herewith) as Grantee may require. For purposes of the foregoing, Grantor’s “location” shall mean (a) if Grantor is a registered organization, Grantor’s state of registration, (b) if Grantor is an individual, the state of Grantor’s principal residence, or (c) if Grantor is neither a registered organization nor an individual, the state in which Grantor’s place of business (or, if Grantor has more than one place of business, the Grantor’s chief executive office) is located.

5.9 Improper Use of Property or Chattels. Grantor will not use the Property or the Chattels for any purpose or in any manner which violates any applicable law, ordinance, or other governmental requirement, the requirements or conditions of any insurance policy, or any private covenant.

5.10 ERISA. Grantor shall not engage in any transaction which would cause the Note (or the exercise by Grantee of any of its rights under the Loan Documents) to be a non-exempt, prohibited transaction under ERISA (including for this purpose the parallel provisions of Section 4975 of the Internal Revenue Code of 1986, as amended), or otherwise result in Grantee being deemed in violation of any applicable provisions of ERISA. Grantor shall indemnify, protect, defend, and hold Grantee harmless from and against any and all losses, liabilities, damages, claims, judgments, costs, and expenses (including, without limitation attorneys’ fees and costs incurred in the investigation, defense, and settlement of claims and in obtaining any individual ERISA exemption or state administrative exception that may be required, in Grantee’s sole and absolute discretion) that Grantee may incur, directly or indirectly, as the result of the breach by Grantor of any warranty or representation set forth in Section 3.3(x) hereof or the breach by Grantor of any covenant contained in this Section. This indemnity shall survive any termination, satisfaction or foreclosure of this Deed to Secure Debt and shall not be subject to the limitation on personal liability described in the Note.

5.11 Use of Proceeds. Grantor will not use any funds advanced by Grantee under the Loan Documents for household or agricultural purposes, to purchase margin stock, or for any purpose prohibited by law.

5.12 Single Purpose Entity. Grantor shall not engage in any business other than the ownership, development, operation and disposition of the Property, and shall not own any assets other than those related to the Property, and shall not incur any subordinated debt or unsecured debt except customary lease financings of non-fixture equipment in the ordinary course of Grantor’s business and except to trade creditors and service providers in the ordinary course of Grantor’s business.

ARTICLE 6

EVENTS OF DEFAULT

Each of the following events will constitute an event of default (an “Event of Default”) under this Deed to Secure Debt and under each of the other Loan Documents:

6.1 Failure to Make Payments. Grantor’s failure to make any payment due: (a) under the terms of the Note within five (5) days after the date such payment becomes due; or (b) under the terms of any other Loan Document when due, provided, however, that whether or not stated in the applicable provision of any Loan Document, any payment or reimbursement obligation of Grantor (excluding, however, payments due under the Note) shall be due and payable within five (5) days following notice and demand therefor from Grantee to Grantor. The notice and cure right described in clause (b) of the preceding sentence shall terminate upon transfer of the Property by the initial Grantor named herein pursuant to the provisions of Section 5.4(c), above.

6.2 Due on Sale or Encumbrance. The occurrence of any violation of any covenant contained in Section 5.4, 5.5 or 5.7 hereof.

6.3 Other Obligations. The failure of Grantor to properly perform any obligation contained herein or in any of the other Loan Documents (other than the obligation to make payments under the Note or the other Loan Documents) and the continuance of such failure for a period of thirty (30) days following written notice thereof from Grantee to Grantor; provided, however, that if such failure is not curable within such thirty (30) day period, then, so long as Grantor commences to cure such failure within such thirty (30) day period and is continually and diligently attempting to cure to completion, such failure shall not constitute an Event of Default.

6.4 Levy Against Property. The levy against any of the Property, Chattels or Intangible Personalty, of any execution, attachment, sequestration or other writ and the same is not released within sixty (60) days.

6.5 Liquidation. The liquidation, termination or dissolution of Grantor.

6.6 Appointment of Receiver. The appointment of a trustee or receiver for the assets, or any part thereof, of Grantor, or the appointment of a trustee or receiver for any real or personal property, or the like, or any part thereof, representing the security for the Secured Obligations and the same is not terminated within sixty (60) days.

6.7 Assignments. The making by Grantor of a transfer in fraud of creditors or an assignment for the benefit of creditors.

6.8 Order for Relief. The entry in bankruptcy of an order for relief for or against Grantor and the same is not terminated within sixty (60) days.

6.9 Bankruptcy. The filing of any petition (or answer admitting the material allegations of any petition), or other pleading, seeking entry of an order for relief for or against Grantor as a debtor or bankrupt or seeking an adjustment of any of such parties’ debts, or any other relief under any state or federal bankruptcy, reorganization, debtor’s relief or insolvency laws now or hereafter existing, including, without limitation, a petition or answer seeking reorganization or admitting the material allegations of a petition filed against any such party in any bankruptcy or reorganization proceeding, or the act of any of such parties in instituting or voluntarily being or becoming a party to any other judicial proceedings intended to effect a discharge of the debts of any such parties, in whole or in part, or a postponement of the maturity or the collection thereof, or a suspension of any of the rights or powers of a trustee or of any of the rights or powers granted to Grantee herein, or in any other document executed in connection herewith. Notwithstanding the foregoing, the filing of an involuntary bankruptcy petition against Grantor shall not constitute an Event of Default hereunder if such petition is dismissed within sixty (60) days after the date of such filing.

6.10 Misrepresentation. If any representation or warranty made by Grantor in this Deed to Secure Debt, any of the other Loan Documents, the Loan Application or any other instrument or document modifying, renewing, extending, evidencing, securing or pertaining to the Note is false, misleading or erroneous in any material respect when made and shall cause a Material Adverse Effect.

6.11 Judgments. The failure of Grantor to pay any money judgment in excess of $100,000.00 against any such party before the expiration of thirty (30) days after such judgment becomes final and no longer appealable.

6.12 Admissions Regarding Debts. The admission of Grantor in writing of its inability to pay its debts as they become due.

6.13 Assertion of Priority. The assertion of any claim of priority over this Deed to Secure Debt, by title, lien, or otherwise, unless Grantor within thirty (30) days after such assertion either causes the assertion to be withdrawn or provides Grantee with such security as Grantee may require to protect Grantee against all loss, damage, or expense, including attorneys’ fees, which Grantee may incur in the event such assertion is upheld.

6.14 Other Loan Documents. The occurrence of any default by Grantor, after the lapse of any applicable grace or cure period, or the occurrence of any event or circumstance defined as an Event of Default, under any of the Loan Documents other than this Deed to Secure Debt.

6.15 Other Liens. The occurrence of any default by Grantor, after the lapse of any applicable grace or cure period, or the occurrence of any event or circumstance defined as an Event of Default, under any other consensual lien encumbering the Property, or any part thereof or interest therein, or any document or instrument evidencing obligations secured thereby.

ARTICLE 7

GRANTEE’S REMEDIES

Immediately upon or any time after the occurrence of any Event of Default hereunder, Grantee may exercise any remedy available at law or in equity, including but not limited to those listed below and those listed in the other Loan Documents, in such sequence or combination as Grantee may determine in Grantee’s sole discretion:

7.1 Performance of Defaulted Obligations. Grantee may make any payment or perform any other obligation under the Loan Documents or under Leases which Grantor has failed to make or perform, and Grantor hereby irrevocably appoints Grantee as the true and lawful attorney-in-fact for Grantor to make any such payment and perform any such obligation in the name of Grantor. All payments made and expenses (including attorneys’ fees and expenses) incurred by Grantee in this connection, together with interest thereon at the Default Rate from the date paid or incurred until repaid, will be part of the Secured Obligations and will be immediately due and payable by Grantor to Grantee. In lieu of advancing Grantee’s own funds for such purposes, Grantee may use any funds of Grantor which may be in Grantee’s possession, including but not limited to insurance or condemnation proceeds and amounts deposited for taxes, insurance premiums, or other purposes.

7.2 Specific Performance and Injunctive Relief. Notwithstanding the availability of legal remedies, Grantee will be entitled to obtain specific performance, mandatory or prohibitory injunctive relief, or other equitable relief requiring Grantor to cure or refrain from repeating any Default.

7.3 Acceleration of Secured Obligations. Grantee may, without notice or demand, declare all of the Secured Obligations immediately due and payable in full.

7.4 Suit for Monetary Relief. Subject to the non-recourse provisions of the Note, with or without accelerating the maturity of the Secured Obligations, Grantee may sue from time to time for any payment due under any of the Loan Documents, or for money damages resulting from Grantor’s default under any of the Loan Documents.

7.5 Possession of Property. To the extent permitted by law, Grantee may enter and take possession of the Property without seeking or obtaining the appointment of a receiver, may employ a managing agent for the Property, and may lease or rent all or any part of the Property, either in Grantee’s name or in the name of Grantor, and may collect the rents, issues, and profits of the Property. Any revenues collected by Grantee under this Section will be applied first toward payment of all expenses (including attorneys’ fees) incurred by Grantee, together with interest thereon at the Default Rate from the date incurred until repaid, and the balance, if any, will be applied against the Secured Obligations in such order and manner as Grantee may elect in its sole discretion.

7.6 Enforcement of Security Interests. Grantee may exercise all rights of a secured party under the Code with respect to the Chattels and the Intangible Personalty, including but not limited to taking possession of, holding, and selling the Chattels and enforcing or otherwise realizing upon any accounts and general intangibles. Any requirement for reasonable notice of the time and place of any public sale, or of the time after which any private sale or other disposition is to be made, will be satisfied by Grantee’s giving of such notice to Grantor at least five days prior to the time of any public sale or the time after which any private sale or other intended disposition is to be made.

7.7 Foreclosure Against Property.

(a) Grantee, at its option, may sell the Property or any part of the Property at public sale or sales before the door of the courthouse of the county in which the Property or any part of the Property is situated, to the highest bidder for cash, in order to pay the Secured Obligations and accrued interest thereon and insurance premiums, liens, assessments, taxes and charges, including utility charges, if any, which have been paid by Grantee, with accrued interest thereon, and all expenses of the sale and of all proceedings in connection therewith, including reasonable attorneys’ fees, after advertising the time, place and terms of sale once a week for four consecutive weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which sheriff’s sales are advertised in said county. At any such public sale, Grantee may execute and deliver to the purchaser a conveyance of the Property or any part of the Property in fee simple with full warranties of title and to this end, Grantor hereby constitutes and appoints Grantee the agent and attorney–in–fact of Grantor to make such sale and conveyance, and thereby to divest Grantor of all right, title or equity that Grantor may have in and to the Property and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney–in–fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Grantor. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided hereby or by law for collection of the indebtedness secured hereby and shall not be exhausted by one exercise thereof, but may be exercised until full payment of all Secured Obligations. Any recitals in such deeds shall be presumptive evidence that all preliminary acts prerequisite to such sale and deed were in all things duly complied with and Grantor agrees that all recitals in any such deed shall be binding and conclusive on Grantor and that the conveyance to be made by Grantee shall be effectual to bar all right, title and interest, equity of redemption, including all statutory redemption, homestead, dower, curtesy and all other exemptions of Grantor, or Grantor’s successors in interest, in and to the Property. In case of any sale under this Deed to Secure Debt by virtue of the exercise of the power herein granted, but pursuant to any order or to any judicial proceeding or otherwise, Grantor shall be responsible for and shall upon demand pay any and all charges for utility services, sanitary and garbage services, advertising, maintenance and repairs, and any and all other charges incurred in the operation or maintenance of the Property prior to the date of such sale. Such amounts shall bear interest at the Default Rate and shall constitute a portion of the Secured Obligations.

(b) Grantee may bring an action in any court of competent jurisdiction to foreclose this Deed to Secure Debt. Upon any foreclosure sale, Grantee may bid for and purchase the Property and shall be entitled to apply all or any part of the Secured Obligations as credit to the purchase price.

(c) All fees, costs and expenses of any kind incurred by Grantee in connection with foreclosure of this Deed to Secure Debt, including, without limitation, the costs of any appraisals of the Property obtained by Grantee, the cost of any title reports or abstracts, all costs of any receivership for the Property advanced by Grantee, and all attorneys’ and consultants’ fees and expenses incurred by Grantee, shall constitute a part of the Secured Obligations and may be included as part of the amount owing from Grantor to Grantee at any foreclosure sale.

(d) The proceeds of any sale under this Section shall be applied first to the fees and expenses of the officer conducting the sale, and then to the reduction or discharge of the Secured Obligations in such order and manner as Grantee may elect in its sole discretion; any surplus remaining shall be paid over to Grantor or to such other person or persons as may be lawfully entitled to such surplus.

(e) Nothing in this Section dealing with foreclosure procedures or specifying particular actions to be taken by Grantee shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by Georgia law, and any such inconsistency shall be resolved in favor of Georgia law applicable at the time of foreclosure.

(f) In the event of any such foreclosure sale by Grantee, Grantor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to applicable law.

(g) In case Grantee shall have proceeded to enforce any right, power or remedy under this Deed to Secure Debt by foreclosure, entry, or otherwise, or in the event Grantee commences advertising of the intended exercise of the sale under power provided for hereunder, and such proceedings or advertisements shall have been withdrawn, discontinued or abandoned for any reason, or shall have been determined adversely to Grantee, then and in every such case (i) Grantor and Grantee shall be restored to their former positions and rights hereunder; (ii) all rights, powers, and remedies of Grantee shall continue as if no such proceeding had been taken; (iii) unless Grantee otherwise expressly agrees in writing, each and every Default or Event of Default declared or occurring prior or subsequent to such withdrawal, discontinuance of abandonment shall be and shall be deemed to be a continuing Default or Event of Default, as the case may be; and (iv) unless Grantee otherwise expressly agrees in writing, neither this Deed to Secure Debt, nor the Note, nor the Secured Obligations nor any other instrument relating thereto shall be or shall be deemed to have been reinstated or otherwise affected by such withdrawal, discontinuance or abandonment; and Grantor hereby expressly waives the benefit of any statute or rule of law now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the above.

7.8 Appointment of Receiver. To the extent permitted by law, Grantee shall be entitled, as a matter of absolute right and without regard to the value of any security for the Secured Obligations or the solvency of any person liable therefor, to the appointment of a receiver for the Property upon ex-parte application to any court of competent jurisdiction. Grantor waives any right to any hearing or notice of hearing prior to the appointment of a receiver. Such receiver and its agents shall be empowered, but shall not be obligated, to (a) take possession of the Property and any businesses conducted by Grantor or any other person thereon and any business assets used in connection therewith, (b) exclude Grantor and Grantor’s agents, servants, and employees from the Property, (c) collect the rents, issues, profits, and income therefrom, (d) complete any construction which may be in progress, (e) do such maintenance and make such repairs and alterations as the receiver deems necessary, (f) use all stores of materials, supplies, and maintenance equipment on the Property and replace such items at the expense of the receivership estate, (g) pay all taxes and assessments against the Property and the Chattels, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance, and (h) generally do anything which Grantor could legally do if Grantor were in possession of the Property. All expenses incurred by the receiver or its agents shall constitute a part of the Secured Obligations. Any revenues collected by the receiver shall be applied first to the expenses of the receivership, including attorneys’ fees incurred by the receiver and by Grantee, together with interest thereon at the Default Rate from the date incurred until repaid, and the balance shall be applied toward the Secured Obligations in such order or manner as Grantee may in its sole discretion elect or in such other manner as the court may direct. Unless sooner terminated with the express consent of Grantee, any such receivership will continue until the Secured Obligations have been discharged in full, or until title to the Property has passed after foreclosure sale and all applicable periods of redemption have expired.

7.9 Right to Make Repairs, Improvements. Should any part of the Property come into the possession of Grantee, whether before or after an Event of Default, Grantee may, but shall not be obligated to, use, operate, and/or make repairs, alterations, additions and improvements to the Property for the purpose of preserving it or its value. Grantor covenants to promptly reimburse and pay to Grantee, at the place where the Note is payable, or at such other place as may be designated by Grantee in writing, the amount of all reasonable expenses (including the cost of any insurance, taxes, or other charges) incurred by Grantee in connection with its custody, preservation, use or operation of the Property, together with interest thereon from the date incurred by Grantee at the Default Rate, and all such expenses, costs, taxes, interest, and other charges shall be a part of the Secured Obligations. It is agreed, however, that the risk of accidental loss or damage to the Property is undertaken by Grantor and Grantee shall have no liability whatsoever for decline in value of the Property, for failure to obtain or maintain insurance, or for failure to determine whether any insurance ever in force is adequate as to amount or as to the risks insured.

7.10 Surrender of Insurance. Grantee may surrender the insurance policies maintained pursuant to the terms hereof, or any part thereof, and receive and apply the unearned premiums as a credit on the Secured Obligations and, in connection therewith, Grantor hereby appoints Grantee (or any officer of Grantee), as the true and lawful agent and attorney-in-fact for Grantor (with full powers of substitution), which power of attorney shall be deemed to be a power coupled with an interest and therefore irrevocable, to collect such premiums.

7.11 Prima Facie Evidence. Grantor agrees that, in any assignments, deeds, bills of sale, notices of sale, or postings, given by Grantee, any and all statements of fact or other recitals therein made as to the identity of Grantee, or as to the occurrence or existence of any Event of Default, or as to the acceleration of the maturity of the Secured Obligations, or as to the request to sell, posting of notice of sale, notice of sale, time, place, terms and manner of sale and receipt, distribution and application of the money realized therefrom, and without being limited by the foregoing, as to any other act or thing having been duly done by Grantee, shall be taken by all courts of law and equity as prima facie evidence that such statements or recitals state facts and are without further question to be so accepted, and Grantor does hereby ratify and confirm any and all acts that Grantee may lawfully do by virtue hereof.

ARTICLE 8

ASSIGNMENT OF LEASES AND RENTS

8.1 Assignment of Leases and Rents. Grantor hereby unconditionally, absolutely and presently grants, transfers and assigns unto Grantee all rents, royalties, issues, profits and income (“Rents”) now or hereafter due or payable for the occupancy or use of the Property, and all Leases, whether written or oral, with all security therefor, including all guaranties thereof, now or hereafter affecting the Property; reserving unto Grantor, however, a license to collect and retain such Rents prior to the occurrence of any Event of Default. Such license shall be revocable by Grantee without notice to Grantor at any time after the occurrence of an Event of Default. Grantor represents that the Rents and the Leases have not been heretofore sold, assigned, transferred or set over by any instrument now in force and will not at any time during the life of this assignment be sold, assigned, transferred or set over by Grantor or by any person or persons whomsoever; and Grantor has good right to sell, assign, transfer and set over the same and to grant to and confer upon Grantee the rights, interest, powers and authorities herein granted and conferred. Failure of Grantee at any time or from time to time to enforce the assignment of Rents and Leases under this Section shall not in any manner prevent its subsequent enforcement, and Grantee is not obligated to collect anything hereunder, but is accountable only for sums actually collected.

8.2 Further Assignments. Grantor shall give Grantee at any time upon demand any further or additional forms of assignment of transfer of such Rents, Leases and security as may be reasonably requested by Grantee, and shall deliver to Grantee executed copies of all such Leases and security.

8.3 Application of Rents. Grantee shall be entitled to deduct and retain a just and reasonable compensation from monies received hereunder for its services or that of its agents in collecting such monies. Any monies received by Grantee hereunder may be applied when received from time to time in payment of any taxes, assessments or other liens affecting the Property regardless of the delinquency, such application to be in such order as Grantee may determine. The acceptance of this Deed to Secure Debt by Grantee or the exercise of any rights by it hereunder shall not be, or be construed to be, an affirmation by it of any Lease nor an assumption of any liability under any Lease.

8.4 Collection of Rents. Upon or at any time after an Event of Default shall have occurred and be continuing, Grantee may declare all sums secured hereby immediately due and payable, and may, at its option, without notice, and whether or not the Secured Obligations shall have been declared due and payable, either in person or by agent, with or without bringing any action or proceeding, or by a receiver to be appointed by a court, (i) enter upon, take possession of, manage and operate the Property, or any part thereof (including without limitation making necessary repairs, alterations and improvements to the Property); (ii) make, cancel, enforce or modify Leases; (iii) obtain and evict tenants; (iv) fix or modify Rents; (v) do any acts which Grantee deems reasonably proper to protect the security thereof; and (vi) either with or without taking possession of the Property, in its own name sue for or otherwise collect and receive such Rents, including those past due and unpaid. In connection with the foregoing, Grantee shall be entitled and empowered to employ attorneys, and management, rental and other agents in and about the Property and to effect the matters which Grantee is empowered to do, and in the event Grantee shall itself effect such matters, Grantee shall be entitled to charge and receive reasonable management, rental and other fees therefor as may be customary in the area in which the Property is located; and the reasonable fees, charges, costs and expenses of Grantee or such persons shall be additional Secured Obligations. Grantee may apply all funds collected as aforesaid, less costs and expenses of operation and collection, including reasonable attorneys’ and agents’ fees, charges, costs and expenses, as aforesaid, upon any Secured Obligations, and in such order as Grantee may determine. The entering upon and taking possession of the Property, the collection of such Rents and the application thereof as aforesaid shall not cure or waive any default or waive, modify or affect notice of default under the Note or this Deed to Secure Debt or invalidate any act done pursuant to such notice.

8.5 Authority of Grantee. Any tenants or occupants of any part of the Property are hereby authorized to recognize the claims of Grantee hereunder without investigating the reason for any action taken by Grantee, or the validity or the amount of Secured Obligations owing to Grantee, or the existence of any default in the Note or this Deed to Secure Debt, or under or by reason of this assignment of Rents and Leases, or the application to be made by Grantee of any amounts to be paid to Grantee. The sole signature of Grantee shall be sufficient for the exercise of any rights under this assignment and the sole receipt of Grantee for any sums received shall be a full discharge and release therefor to any such tenant or occupant of the Property. Checks for all or any part of the rentals collected under this assignment of Rents and Leases shall be drawn to the exclusive order of Grantee.

8.6 Indemnification of Grantee. Nothing herein contained shall be deemed to obligate Grantee to perform or discharge any obligation, duty or liability of any lessor under any Lease of the Property, and Grantor shall and does hereby indemnify and hold Grantee harmless from any and all liability, loss or damage which Grantee may or might incur under any Lease of the Property or by reason of this assignment; and any and all such liability, loss or damage incurred by Grantee, together with the costs and expenses, including reasonable attorneys’ fees, incurred by Grantee in defense of any claims or demands therefor (whether successful or not), shall be additional Secured Obligations, and Grantor shall reimburse Grantee therefor on demand.

ARTICLE 9

MISCELLANEOUS PROVISIONS

9.1 Time of the Essence. Time is of the essence with respect to all of Grantor’s obligations under the Loan Documents.

9.2 Joint and Several Obligations. If Grantor is more than one person or entity, then (a) all persons or entities comprising Grantor are jointly and severally liable for all of the Secured Obligations; (b) all representations, warranties, and covenants made by Grantor shall be deemed representations, warranties, and covenants of each of the persons or entities comprising Grantor; (c) any breach, Default or Event of Default by any persons or entities comprising Grantor hereunder shall be deemed to be a breach, Default or Event of Default of Grantor; (d) any reference herein contained to the knowledge or awareness of Grantor shall mean the knowledge or awareness of any of the persons or entities comprising Grantor; and (e) any event creating personal liability of any of the persons or entities comprising Grantor shall create personal liability for all such persons or entities.

9.3 Waiver of Homestead and Other Exemptions. To the extent permitted by law, Grantor hereby waives all rights to any homestead or other exemption to which Grantor would otherwise be entitled under any present or future constitutional, statutory, or other provision of applicable state or federal law. Grantor hereby waives any right it may have to require Grantee to marshal all or any portion of the security for the Secured Obligations. Grantor hereby waives any and all rights of redemption under any order or decree of foreclosure of this Deed to Secure Debt or under any power contained herein and disclaims any status which Grantor may have as an “owner of redemption” under Georgia Law, on Grantor’s own behalf and on behalf of each and every person acquiring any interest in, or title to, the Premises, and on behalf of all other persons.

9.4 Non-Recourse; Exceptions to Non-Recourse. Except as expressly set forth in the Note, the recourse of Grantee with respect to the obligations evidenced by the Note, this Deed to Secure Debt and the other Loan Documents shall be solely to the Property, Chattels and Intangible Personalty, and any other collateral given as security for the Note.

9.5 Rights and Remedies Cumulative. Grantee’s rights and remedies under each of the Loan Documents are cumulative of the rights and remedies available to Grantee under each of the other Loan Documents and those otherwise available to Grantee at law or in equity. No act of Grantee shall be construed as an election to proceed under any particular provision of any Loan Document to the exclusion of any other provision in the same or any other Loan Document, or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Grantee.

9.6 No Implied Waivers. Grantee shall not be deemed to have waived any provision of any Loan Document unless such waiver is in writing and is signed by Grantee. Without limiting the generality of the preceding sentence, neither Grantee’s acceptance of any payment with knowledge of a Default by Grantor, nor any failure by Grantee to exercise any remedy following a Default by Grantor shall be deemed a waiver of such Default, and no waiver by Grantee of any particular Default on the part of Grantor shall be deemed a waiver of any other Default or of any similar Default in the future.

9.7 No Third-Party Rights. No person shall be a third-party Grantee of any provision of any of the Loan Documents. All provisions of the Loan Documents favoring Grantee are intended solely for the benefit of Grantee, and no third party shall be entitled to assume or expect that Grantee will waive or consent to modification of any such provision in Grantee’s sole discretion.

9.8 Preservation of Liability and Priority. Without affecting the liability of Grantor or of any other person (except a person expressly released in writing) for payment and performance of all of the Secured Obligations, and without affecting the rights of Grantee with respect to any security not expressly released in writing, and without impairing in any way the priority of this Deed to Secure Debt over the interests of any person acquired or first evidenced by recording subsequent to the recording hereof, Grantee may, either before or after the maturity of the Note, and without notice or consent: (a) release any person liable for payment or performance of all or any part of the Secured Obligations; (b) make any agreement altering the terms of payment or performance of all or any of the Secured Obligations; (c) exercise or refrain from exercising, or waive, any right or remedy which Grantee may have under any of the Loan Documents; (d) accept additional security of any kind for any of the Secured Obligations; or (e) release or otherwise deal with any real or personal property securing the Secured Obligations. Any person acquiring or recording evidence of any interest of any nature in the Property, the Chattels, or the Intangible Personalty shall be deemed, by acquiring such interest or recording any evidence thereof, to have agreed and consented to any or all such actions by Grantee.

9.9 Subrogation of Grantee. Grantee shall be subrogated to the lien of any previous encumbrance discharged with funds advanced by Grantee under the Loan Documents, regardless of whether such previous encumbrance has been released of record.

9.10 Notices. Any notice required or permitted to be given by Grantor or Grantee under this Deed to Secure Debt shall be in writing and will be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service which guarantees next-business-day delivery, or (c) on the third business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

If to Grantor:

KBS Royal Ridge, LLC

c/o KBS Capital Advisors LLC

620 Newport Center Drive

Suite 1300

Newport Beach, California 92660

Attention: Ms. Stacie Yamane

and

KBS Royal Ridge, LLC

c/o KBS Capital Advisors LLC

1133 21st Street, NW

Suite 400

Washington, DC 20036

Attention: Ms. Robin Burke

with a copy to:

Morgan Lewis & Bockius LLP

5 Park Plaza, Suite 1750

Irvine, California 92614

Attention: Bruce Fischer, Esq.

If to Grantee:

AIG Annuity Insurance Company

c/o AIG Global Investment Corp.

1 SunAmerica Center, 38th Floor

Century City

Los Angeles, California 90067-6022

Attention: Director-Mortgage Lending and Real Estate

Either party may change such party’s address for notices or copies of notices by giving notice to the other party in accordance with this Section.

9.11 Cancellation. Upon payment and performance in full of all of the Secured Obligations, Grantee will execute and deliver to Grantor such documents as may be required to cancel and surrender this Deed to Secure Debt.

9.12 Illegality. If any provision of this Deed to Secure Debt is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Deed to Secure Debt, the legality, validity, and enforceability of the remaining provisions of this Deed to Secure Debt shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Deed to Secure Debt a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If the rights and liens created by this Deed to Secure Debt shall be invalid or unenforceable as to any part of the Secured Obligations, then the unsecured portion of the Secured Obligations shall be completely paid prior to the payment of the remaining and secured portion of the Secured Obligations, and all payments made on the Secured Obligations shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Secured Obligations.

9.13 Usury Savings Clause. It is expressly stipulated and agreed to be the intent of Grantee and Grantor at all times to comply with the applicable law governing the highest lawful interest rate. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Loan, or if acceleration of the maturity of the Note, any prepayment by Grantor, or any other circumstance whatsoever, results in Grantor having paid any interest in excess of that permitted by applicable law, then it is the express intent of Grantor and Grantee that all excess amounts theretofore collected by Grantee be credited on the principal balance of the Note (or, at Grantee’s option, paid over to Grantor), and the provisions of the Note and other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate maturity of the Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Grantee does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Grantee for the use, forbearance or detention of the Secured Obligations evidenced hereby or by the Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Secured Obligations until payment in full so that the rate or amount of interest on account of such Secured Obligations does not exceed the maximum rate or amount of interest permitted under applicable law. The term “applicable law” as used herein shall mean any federal or state law applicable to the Loan.

9.14 Obligations Binding Upon Grantor’s Successors. This Deed to Secure Debt is binding upon Grantor and Grantor’s successors and assigns, and shall inure to the benefit of Grantee, and its successors and assigns, and the provisions hereof shall likewise be covenants running with the land. The duties, covenants, conditions, obligations, and warranties of Grantor in this Deed to Secure Debt shall be joint and several obligations of Grantor and Grantor’s successors and assigns.

9.15 Construction. All pronouns and any variations of pronouns herein shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the parties may require. Whenever the terms herein are singular, the same shall be deemed to mean the plural, as the identity of the parties or the context requires.

9.16 Attorneys’ Fees. Any reference in this Deed to Secure Debt to attorneys’ or counsel’s fees paid or incurred by Grantee shall be deemed to include paralegals’ fees and legal assistants’ fees. Moreover, wherever provision is made herein for payment of attorneys’ or counsel’s fees or expenses incurred by Grantee, such provision shall include but not be limited to, such fees or expenses incurred in any and all judicial, bankruptcy, reorganization, administrative, or other proceedings, including appellate proceedings, whether such fees or expenses arise before proceedings are commenced, during such proceedings or after entry of a final judgment.

9.17 Waiver and Agreement. GRANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE UNDER APPLICABLE LAW TO PREPAY THE NOTE, IN WHOLE OR IN PART, WITHOUT PREPAYMENT CHARGE, UPON ACCELERATION OF THE MATURITY DATE OF THE NOTE, AND AGREES THAT, IF FOR ANY REASON A PREPAYMENT OF ALL OR ANY PART OF THE NOTE IS MADE, WHETHER VOLUNTARILY OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THE NOTE BY GRANTEE ON ACCOUNT OF THE OCCURRENCE OF ANY EVENT OF

DEFAULT ARISING FOR ANY REASON, INCLUDING, WITHOUT LIMITATION, AS A RESULT OF ANY PROHIBITED OR RESTRICTED TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION OF THE PROPERTY OR ANY PART THEREOF SECURING THE NOTE, THEN GRANTOR SHALL BE OBLIGATED TO PAY, CONCURRENTLY WITH SUCH PREPAYMENT, THE PREPAYMENT PREMIUM PROVIDED FOR IN THE NOTE (OR, IN THE EVENT OF ACCELERATION WHEN THE NOTE IS CLOSED TO PREPAYMENT, AS PROVIDED IN THE DEFINITION OF “SECURED OBLIGATIONS” SET FORTH IN ARTICLE 1 HEREOF), GRANTOR HEREBY DECLARES THAT GRANTEE’S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THE NOTE CONSTITUTES ADEQUATE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY GRANTOR, FOR THIS WAIVER AND AGREEMENT.

9.18 Waiver of Jury Trial. GRANTEE AND GRANTOR KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS DEED TO SECURE DEBT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS DEED TO SECURE DEBT OR ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR TO ANY LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR GRANTEE AND GRANTOR TO ENTER INTO THE LOAN.

9.19 Governing Laws. The substantive laws of the State of Georgia shall govern the validity, construction, enforcement, and interpretation of this Deed to Secure Debt.

9.20 Waiver of Grantor’s Rights. BY EXECUTION OF THIS DEED TO SECURE DEBT AND BY INITIALING THIS SECTION, GRANTOR EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT TO ACCELERATE THE SECURED OBLIGATIONS AND THE POWER OF ATTORNEY GIVEN HEREIN TO GRANTEE TO SELL THE PREMISES BY NONJUDICIAL FORECLOSURE UPON DEFAULT BY GRANTOR WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE OTHER THAN SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS DEED TO SECURE DEBT; (B) WAIVES ANY AND ALL RIGHTS WHICH GRANTOR MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES (INCLUDING THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY GRANTEE OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO GRANTEE, EXCEPT SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE PROVIDED IN THIS DEED TO SECURE DEBT; (C) ACKNOWLEDGES THAT GRANTOR HAS READ THIS DEED TO SECURE DEBT AND ANY AND ALL OF ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO GRANTOR, AND GRANTOR HAS CONSULTED WITH COUNSEL OF GRANTOR’S CHOICE PRIOR TO EXECUTING THIS DEED TO SECURE DEBT; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF GRANTOR HAVE BEEN MADE KNOWINGLY, INTENTIONALLY, AND WILLINGLY BY THE GRANTOR AS PART OF A BARGAINED FOR LOAN TRANSACTION.

Initialed by Grantor:

9.21 Entire Agreement; Inconsistency. The Loan Documents and the Loan Application constitute the entire understanding and agreement between Grantor and Grantee with respect to the Loan and supersede all prior agreements, understandings or negotiations with respect thereto, whether written or oral. In the event of any inconsistency between the terms of the Loan Documents and the terms the Loan Application, the terms of the Loan Documents shall govern and control in all respects.

9.22 Anti-Terrorism. Grantor represents, warrants and covenants to Grantee that:

(a) Neither Grantor, nor or any of its constituents, affiliates, members, officers, directors or any individual who has the authority to execute or authorize, or who has been authorized to execute, and/or whose consent is required for the execution of the Loan Documents on behalf of Grantor is in violation of any laws relating to terrorism or money laundering, including without limitation, Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, (as the same has been, or may hereafter be, renewed, extended, amended or replaced, the “Executive Order”) and the Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56, as the same has been, or may hereafter be, renewed, extended, amended or replaced, the “Patriot Act”). As used herein, “Anti-Terrorism Laws” shall mean any laws relating to terrorism or money laundering, including the Executive Order, the Patriot Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing laws may from time to time be renewed, extended, amended, or replaced).

(b) Neither Grantor, nor any of its constituents, affiliates, members, officers, directors or any individual who has the authority to execute or authorize, or who has been authorized to execute, and/or whose consent is required for the execution of the Loan Documents on behalf of Grantor, any person having a beneficial interest in Grantor, any person for whom Grantor is acting as agent or nominee, or, to Grantor’s actual knowledge without inquiry, any of its respective brokers or other agents acting in any capacity in connection with the Loan or, to Grantor’s knowledge as of the date hereof, Grantor’s predecessor in interest to the Property is a “Prohibited Person,” which is defined as follows:

(i) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order;

(ii) a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order;

(iii) a person or entity with whom Grantee or any bank or other institutional Grantee is prohibited from dealing or otherwise engaging in any Anti-Terrorism Law;

(iv) a person or entity who commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order;

(v) a person or entity that is named as a “specially designated national” or “blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official Website, http://www.treas.gov/ofac/t11sdn.pdf or at any replacement Website or other replacement official publication of such list; and

(vi) a person or entity who is affiliated with a person or entity listed above.

(c) Neither Grantor, nor any of its constituents, affiliates, members, officers, directors or any individual who has the authority to execute or authorize, or who has been authorized to execute, and/or whose consent is required for the execution of the Loan Documents on behalf of Grantor, or, to Grantor’s actual knowledge without inquiry, any of their respective brokers or other agents acting in any capacity in connection with the Loan or, to Grantor’s knowledge as of the date hereof, the seller of the Property (if any portion of the Property is being acquired with proceeds of the Loan), does or shall (i) conduct any business or engage in any transaction or dealing with any Prohibited Person, including making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person or leasing any portion of the Property to any Prohibited Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

(d) Grantor shall promptly deliver to Grantee any certification or other evidence reasonably requested from time to time by Grantee confirming Grantor’s compliance with this Section. The representations, warranties and covenants set forth in this Section shall be deemed repeated and reaffirmed by Grantor as of each date that Grantor makes a payment to Grantee under the Note, this Deed to Secure Debt and the other Loan Documents or receives any payment from Grantee. Grantor shall promptly notify Grantee in writing should Grantor become aware of any change in the information set forth in these representations, warranties and covenants.

9.23 Limitation on Liability. Under no circumstances shall any of Grantor’s constituent members or partners (or any of their respective constituent partners and/or members) have any personal liability for the payment or performance of any of Grantor’s obligations under the Note, this Deed to Secure Debt or any other Loan Document.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Grantor has executed and delivered this Deed to Secure Debt as of the date first mentioned above.

KBS ROYAL RIDGE, LLC, a Delaware limited liability company

	By:	KBS Reit Acquisition XVII, LLC, a Delaware limited liability company, its sole member

		By:	KBS Reit Properties, LLC, a Delaware limited liability company, its sole member

SIGNED, SEALED AND DELIVERED			By:	KBS Limited Partnership, a Delaware limited partnership, its sole member
IN THE PRESENCE OF:				By:	KBS Real Estate Investment Trust, Inc.,
/s/ Authorized Signatory					a Maryland corporation, general partner
Witness
					By:	/s/ Charles J. Schreiber, Jr.
/s/ Authorized Signatory						Charles J. Schreiber, Jr.
Notary Public						Chief Executive Officer

[NOTARIAL SEAL]

My commission expires: